EXHIBIT 99.1

                    Wachovia Mortgage Loan Purchase Agreement

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of January 1, 2005 (the "Agreement"), is entered into between WACHOVIA BANK, NATIONAL ASSOCIATION (the "Seller") and Wachovia Commercial Mortgage Securities, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of January 1, 2005, among the Purchaser, as depositor, Wachovia Bank, National Association, as Master Servicer and a Special Servicer, GMAC Commercial Mortgage Corporation, as a Special Servicer and Wells Fargo Bank, N.A., as Trustee. Capitalized terms used but not defined herein (including the Schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $1,653,388,056 (the "Wachovia Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Wachovia Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-Off Date Pool Balance") of $2,063,442,241 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place January 27, 2005, or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Aggregate Purchase Price") for the
Mortgage Loans shall be equal to (i)       % of the Wachovia Mortgage Loan
Balance as of the Cut-Off Date, plus (ii) $6,256,271, which amount represents the amount of interest accrued on the Wachovia Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). All scheduled payments of principal and interest due on or before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c) No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C16" or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

            (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for any missing recording information), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to preceding clause (a)) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C16", or in blank;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above), in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C16", or in blank;

            (vi) originals or copies of any modification, consolidation, assumption and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Amendment, in form suitable for filing in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C16, as assignee", or in blank;

            (ix) an original or copy of (a) any Ground Lease and (b) any loan guaranty, indemnity, ground lessor estoppel or environmental insurance policy;

            (x) any intercreditor agreement relating to permitted debt (including, without limitation, mezzanine debt) of the Mortgagor;

            (xi) copies of any loan agreement, escrow agreement or security agreement relating to such Mortgage Loan;

            (xii) a copy of any letter of credit and related transfer documents relating to such Mortgage Loan; and

            (xiii) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and the related Intercreditor Agreement; provided that a copy of each Mortgage Note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

            (d) The Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in
Section 2.01(d) of the Pooling and Servicing Agreement. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the Master Servicer. The Seller shall reimburse the Trustee for all reasonable costs and expenses, if any, incurred by the Trustee for recording any documents described in Section 2(c)(iv)(c) hereof and filing any assignments of UCC Financing Statements described in the proviso in the third to last sentence in Section 2.01(d) of the Pooling and Servicing Agreement.

            (e) All documents and records (except draft documents, privileged communications and internal correspondence and credit, due diligence and other underwriting analysis, documents, data or internal worksheets, memoranda, communications and evaluations of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

            (g) On the Closing Date, the Seller shall pay to the Master Servicer for deposit into the Interest Reserve Account an amount equal to $239,436, which represents the Initial Interest Reserve Account Deposit for its Interest Reserve Loans.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a national banking association organized and validly existing and in good standing under the laws of the United States and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

            (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

            (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan, which representations and warranties are subject to the exceptions set forth on Schedule II.

            (c) With respect to the schedule of exceptions delivered by the Trustee on the Closing Date, within fifteen (15) Business Days (or, in the reasonable discretion of the Controlling Class Representative, thirty (30) Business Days) of the Closing Date, with respect to the documents specified in clauses (i), (ii), (vii), (ix) (solely with respect to Ground Leases) and (xii) of the definition of Mortgage File, the Seller shall cure any material exception listed therein (for the avoidance of doubt, any deficiencies with respect to the documents specified in clause (ii) resulting solely from a delay in the return of the related documents from the applicable recording office, shall be cured in the time and manner described in Section 2.01(c) of the Pooling and Servicing Agreement). If such exception is not so cured, the Seller shall either (1) repurchase the related Mortgage Loan, (2) with respect to exceptions relating to clause (xii) of the definition of "Mortgage File", deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to the amount of the undelivered letter of credit (in the alternative, the Seller may deliver to the Trustee, with a certified copy to the Master Servicer and Trustee, a letter of credit for the benefit of the Master Servicer on behalf of the Trustee and upon the same terms and conditions as the undelivered letter of credit) which the Master Servicer on behalf of the Trustee may use (or draw upon, as the case may be) under the same circumstances and conditions as the Master Servicer would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any exceptions relating to clauses (i), (ii) and (vii), deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to 25% of the Stated Principal Balance of the related Mortgage Loan on such date. Any funds or letter of credit deposited pursuant to clauses (2) and (3) shall be held by the Trustee until the earlier of (x) the date on which the Master Servicer certifies to the Trustee and the Controlling Class Representative that such exception has been cured (or the Trustee certifies the same to the Controlling Class Representative), at which time such funds or letter of credit, as applicable, shall be returned to the Seller and
(y) thirty (30) Business Days or, if the Controlling Class Representative has extended the cure period, forty-five (45) Business Days after the Closing Date; provided, however, that if such exception is not cured within such thirty (30) Business Days or forty-five (45) Business Days, as the case may be, (A) in the case of clause (2), the Trustee shall retain the funds or letter of credit, as applicable, or (B) in the case of clause (3), the Seller shall repurchase the related Mortgage Loan in accordance with the terms and conditions of this Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan and any letter of credit will be returned to the Seller.

            If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from the date that any party to the Pooling and Servicing Agreement discovers such Document Defect or Breach provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan, the interest of the Trust therein or the interests of any Certificateholder, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment` of actual or provable losses and any Additional Trust Fund Expenses directly resulting from any such Document Defect or Breach or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) other than with respect to the Edgewater Hotel Loan (loan number 16), substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the Breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease, any letter of credit, any franchise agreement, any comfort letter and (if required) any comfort letter transfer documents (collectively, the "Core Material Documents")) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the interests of the Trust therein or the interests of any Certificateholder unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate significant servicing obligations; provided, further, with respect to Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust therein or the value of the related Mortgage Loan, other than with respect to Document Defects relating to the Core Material Documents, any applicable cure period following the initial 90 day cure period may be extended by the Master Servicer or the Special Servicer if the document involved is not needed imminently. Such extension will end upon 30 days notice of such need as reasonably determined by the Master Servicer or Special Servicer (with a possible 30 day extension if the Master Servicer or Special Servicer agrees that the Seller is diligently pursuing a cure). The Seller shall cure all Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust therein or the value of the related Mortgage Loan, regardless of the document involved, no later than 2 years following the Closing Date; provided that the initial 90 day cure period referenced in this paragraph may not be reduced. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in clause 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan"), and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution or repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loans.

            (e) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to Section 3 of this Agreement. Nothing in this Agreement shall prohibit the Purchaser or its assigns (including the Master Servicer and/or the Special Servicer) from pursuing any course of action authorized by the Pooling and Servicing Agreement while the Purchaser asserts a claim or brings a cause of action to enforce any rights set forth herein against the Seller.

            (f) With respect to any Mortgage Loan which has become a Defaulted Mortgage Loan under the Pooling and Servicing Agreement or with respect to which the related Mortgaged Property has been foreclosed and which is the subject of a repurchase claim under this Agreement, in accordance with Section 2.03 of the Pooling and Servicing Agreement, the Special Servicer with the consent of the Controlling Class Representative shall notify the Seller in writing of its intention to liquidate such Defaulted Mortgage Loan or REO Property at least 45 days prior to any such action. If (a) the Seller consents to such sale and voluntarily agrees to repurchase such Defaulted Mortgage Loan or REO Property or
(b) a court of competent jurisdiction determines that the Seller is liable under this Agreement to repurchase such Defaulted Mortgage Loan or REO Property, then such Seller shall remit to the Purchaser an amount equal to the difference if any of the price of such Defaulted Mortgage Loan or REO Property as sold and the price at which the Seller would have had to repurchase such Defaulted Mortgage Loan or REO Property under this Agreement. The Seller shall have 10 Business Days after receipt of notice to determine whether or not to consent to such sale. If the Seller does not consent to such sale, the Special Servicer shall contract with a Determination Party (as defined in the Pooling and Servicing Agreement) as to the merits of such proposed sale. If the related Determination Party determines that such proposed sale is in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and, subsequent to such sale, a court of competent jurisdiction determines that Seller was liable under this Agreement and required to repurchase such Defaulted Mortgage Loan or REO Property in accordance with the terms hereof, then the Seller shall remit to Purchaser an amount equal to the difference (if any) between the proceeds of the related action and the price at which the Seller would have been obligated to pay had the Seller repurchased such Defaulted Mortgage Loan or REO Property in accordance with the terms hereof including the costs related to contracting with the related Determination Party provided that the foregoing procedure in this
Section 3(f) shall not preclude the Seller from repurchasing the Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the other provisions of this Section 3 (excluding this subsection (f)). If the related Determination Party determines that the sale of the related Defaulted Mortgage Loan or REO Property is not in accordance with the Servicing Standards and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and the Special Servicer subsequently sells such Mortgage Loan or REO Property, then the Seller will not be liable for any such difference (nor any cost of contracting with the Determination Party).

            (g) Notwithstanding the foregoing, if there exists a Breach relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s) with respect to matters described in Representations 23 and 43 of
Schedule I, then the Purchaser shall direct the Seller in writing to wire transfer to the Master Servicer for deposit into the Certificate Account, within 90 days of the Seller's receipt of such direction, the amount of any such costs and expenses borne by the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made in full, this paragraph describes the sole remedy available to the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf regarding any such Breach and the Seller shall not be obligated to repurchase the affected Mortgage Loan on account of such Breach or otherwise cure such Breach.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Purchaser's articles of association or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

            (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchasers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

            (f) A letter shall have been received from the independent accounting firm of KPMG LLP in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and Prospectus Supplement, respectively.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

      SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

      (a) This Agreement duly executed by the Purchaser and the Seller;

      (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

      (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

      (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that with respect to the Seller, the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties (i) such officer has carefully examined the Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A thereto, the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annex A) and the following sections of the Prospectus Supplement (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement): "Summary of Prospectus Supplement--The Parties--The Mortgage Loan Sellers," "Summary of Prospectus Supplement--The Mortgage Loans," "Risk Factors--The Mortgage Loans," and "Description of the Mortgage Pool--General," "--Mortgage Loan History," "--Certain Terms and Conditions of the Mortgage Loans," "--Assessments of Property Condition," "--Co-Lender Loans," "--Additional Mortgage Loan Information," "--Twenty Largest Mortgage Loans," "--The Mortgage Loan Sellers," "--Underwriting Standards," and "--Representations and Warranties; Repurchases and Substitutions." The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement and the first and second full paragraphs on page "iv" of the Memorandum.

      (e) The resolutions of the requisite committee of the Seller's board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and an original or copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency not earlier than sixty (60) days prior to the Closing Date;

      (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

      (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

      SECTION 7. Indemnification.

      (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, the Initial Purchasers, their respective officers and directors, and each person, if any, who controls the Purchaser, any Underwriter or any Initial Purchaser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing, (B) any items similar to Computational Materials or ABS Term Sheets forwarded by the Seller to the Initial Purchasers, or in any revision or amendment of or supplement to any of the foregoing or (C) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B) and (C) above being defined as the "Disclosure Material"), or (ii) arise out of or are based upon the omission or alleged omission to state therein (in the case of Computational Materials and ABS Term Sheets, when read in conjunction with the Prospectus Supplement, in the case of items similar to Computational Materials and ABS Term Sheets, when read in conjunction with the Memorandum, and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (C) above, when read in conjunction with the Memorandum) a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to the Disclosure Material described in clauses (A) and (B) of the definition thereof, only if and to the extent that
(I) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Prospectus Supplement and the Preliminary Prospectus Supplement, including without limitation Annex A thereto, the Memorandum, the Diskette, any Computational Materials and ABS Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth in the Specified Portions of each of the Prospectus Supplement, the Preliminary Prospectus Supplement and the Memorandum, (III) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3 or (IV) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties furnished to the Purchaser, the Underwriters or the Initial Purchasers by the Seller; provided that the indemnification provided by this
Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annex A to the Prospectus Supplement or the Preliminary Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans. Notwithstanding the foregoing, the indemnification provided in this Section 7(a) shall not inure to the benefit of any Underwriter or Initial Purchaser (or to the benefit of any person controlling such Underwriter or Initial Purchaser) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if (x) the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material (exclusive of the Prospectus or any corrected or amended Prospectus or the Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum (in either case, as corrected or amended, if applicable), as applicable, and (y) a copy of the Prospectus or Memorandum (in either case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the written confirmation of the sale of such Certificates to such person, and
(z) such Underwriter or Initial Purchaser received electronically or in writing notice of such untrue statement or omission and updated information concerning the untrue statement or omission at least one Business Day prior to the written confirmation of such sale. The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity will be in addition to any liability which the Seller may otherwise have.

      (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-120922 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus dated January 19, 2005, as supplemented by the prospectus supplement dated January 19, 2005 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the prospectus supplement dated January 1, 2005, relating to the Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated January 19, 2005, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class A-3, Class A-PB, Class A-4, Class A-J, Class B, Class C and Class D Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters"); "Diskette" shall mean the diskette or compact disc attached to each of the Prospectus and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters dated January 1, 2005 and rendered by KPMG LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser).

      (c) As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under Section 7(a) (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, the Underwriters and the Initial Purchasers, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

      (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations (taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances). The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties; provided that no Underwriter or Initial Purchaser shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates less any damages otherwise paid by such Underwriter or Initial Purchaser with respect to such loss, liability, claim, damage or expense. It is hereby acknowledged that the respective Underwriters' and Initial Purchasers' obligations under this Section 7 shall be several and not joint. For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's or Initial Purchaser's officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchaser, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

      (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      (f) The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, the Initial Purchasers, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the Initial Purchasers, and (iii) acceptance of and payment for any of the Certificates.

      (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchasers and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

      SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Wachovia Mortgage Loan Balance represents as of the Cut-Off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus, Term Sheet and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Memorandum and any related Computational Materials or ABS Term Sheets, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey;
(viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters or Initial Purchasers; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to the Seller's Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

      SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

      SECTION 10. Covenants of Purchaser. The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the final form of the Memorandum and the preliminary and final forms of the Prospectus Supplement) promptly upon any such document becoming available.

      SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

      SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

      SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

      SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

      SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

      SECTION 16. Attorneys Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

      SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

      SECTION 18. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters and the Initial Purchasers (each as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

      SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

      SECTION 20. Accountants' Letters. The parties hereto shall cooperate with KPMG LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.



                                       SELLER
                                       ------


                                       WACHOVIA BANK, NATIONAL ASSOCIATION


                                       By:  /s/  Wayne M. Fitzgerald, II
                                          --------------------------------------
                                          Name:   Wayne M. Fitzgerald, II
                                          Title:  Vice President

                                 Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161



                                       PURCHASER
                                       ---------


                                       WACHOVIA COMMERCIAL MORTGAGE
                                          SECURITIES, INC.


                                       By:  /s/  William J. Cohane
                                          --------------------------------------
                                          Name:   William J. Cohane
                                          Title:  Managing Director


                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161

                                   SCHEDULE I

                 General Mortgage Representations and Warranties

      For purposes of this Schedule I, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case:
(i) at the time of the Seller's origination or acquisition of the particular Mortgage Loan, after the Seller having conducted such inquiry and due diligence into such matters as would be customarily performed by a prudent institutional commercial or multifamily, as applicable, mortgage lender; and (ii) subsequent to such origination, the Seller having utilized monitoring practices that would be utilized by a prudent commercial or multifamily, as applicable, mortgage lender and having made prudent inquiry as to the knowledge of the servicer servicing such Mortgage Loan on its behalf. Also, for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the failure to take such action by, the Seller or any servicer acting on its behalf.

1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date and included all of the material information required by the definition of Mortgage Loan Schedule.

2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests or any other ownership interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan (other than those rights to servicing and related compensation as reflected in the Mortgage Loan Schedule) free and clear of any pledge, lien or security interest.

4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

5. Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed by the related Mortgagor in connection with such Mortgage Loan is legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person. With respect to any Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an assignment of leases.

6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, and the Seller has no knowledge of such rights, defenses or counterclaims having been asserted.

7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in paragraph
      (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is a Crossed Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to Crossed Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property located on the Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-Off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. In the case of each Mortgage Loan, one or more engineering assessments were performed and prepared by an independent engineering consultant firm, which visited the related Mortgaged Property not more than 12 months prior to the origination date of the related Mortgage Loan, and, except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Purchaser or its designee, the related Mortgaged Property is, to the Seller's knowledge, relying solely on the review of such engineering assessment(s), in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any such damage or deficiencies, material deferred maintenance or other similar conditions as described in the preceding sentence either (1) an escrow of funds equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial mortgage lender would deem appropriate under the circumstances was required or a letter of credit in such amount was obtained or (2) such repairs and maintenance have been completed. As of the date of origination of such Mortgage Loan there was no proceeding pending, and subsequent to such date, the Seller has not received notice of any pending or threatening proceeding for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan.

12. The Seller has received an ALTA lender's title insurance policy or a comparable form of lender's title insurance policy (or if such policy has not yet been issued, such insurance may be evidenced by escrow instructions, a "marked up" pro forma or specimen policy or title commitment, in either case, marked as binding and countersigned by the title insurer or its authorized agent at the closing of the related Mortgage Loan) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which to the Seller's knowledge, was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in the portion of the Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the originator of the related Mortgage Loan, its successors or assigns is the sole named insured, and all premiums thereon have been paid. The Seller has not done, by act or omission, and the Seller has no knowledge of, anything that would impair the coverage under such Title Insurance Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Purchaser (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Insurance Policy will inure to the benefit of the Purchaser without the consent of or notice to the title insurer. Such Title Insurance Policy contains no material exclusions for, or affirmatively insures against any losses arising from (other than in jurisdictions in which affirmative insurance is unavailable) (a) access to public roads, (b) that there are no material encroachments of any part of the building thereon over easements and (c) that the land shown on the survey is the same as the property legally described in the Mortgage.

13. Each Mortgaged Property was covered by (1) a fire and extended perils included within the classification "All Risk of Physical Loss" insurance policy in an amount (subject to a customary deductible) at least equal to the lesser of the replacement cost of improvements located on such Mortgaged Property, with no deduction for depreciation, or the outstanding principal balance of the Mortgage Loan and in any event, the amount necessary to avoid the operation of any co-insurance provisions; (2) business interruption or rental loss insurance in an amount at least equal to 12 months of operations of the related Mortgaged Property; and (3) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property in an amount customarily required by prudent commercial mortgage lenders, but not less than $1 million. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475 year lookback with a 10% probability of exceedance in a 50 year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" (or the equivalent) by A.M. Best Company or "BBB-" (or the equivalent) from S&P or Fitch. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. Such insurance is required by the Mortgage or related Mortgage Loan documents and was in full force and effect with respect to each related Mortgaged Property at origination and to the knowledge of the Seller, all insurance coverage required under each Mortgage or related Mortgage Loan documents is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by a commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or related Mortgage Loan documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan and accrued interest thereon. To the Seller's actual knowledge, the insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. The insurance policies contain a standard mortgagee clause naming the originator of the related Mortgage Loan, its successors and assigns as loss payees in the case of property insurance policies and additional insureds in the case of liability insurance policies and provide that they are not terminable and may not be reduced without 30 days prior written notice to the mortgagee (or, with respect to non-payment of premiums, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage or related Mortgage Loan documents require that the Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, and permits the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. Additionally, for any Mortgage Loan having an unpaid principal balance equal to or greater than $15,000,000, the Insurer has a claims paying ability rating from S&P or Fitch of not less than "A-" (or the equivalent) or A.M. Best of not less than "A-:V" (or the equivalent).

14. (A) Other than payments due but not yet 30 days or more delinquent, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule II, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and no such waiver has been granted since the later of: (a) the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Cadim TACH Inc., or an affiliate, or (b) the date of the origination of such Mortgage Loan, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

17. Each related Mortgage or related Mortgage Loan documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or related Mortgage Loan documents.

18. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3)of the Code, is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan and if operated in accordance with Treasury Regulations
      Section 1.856-6, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

19. One or more environmental site assessments or updates thereof (meeting American Society for Testing and Materials (ASTM) standards) were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow of 100% or more of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the borrower has covenanted in the Mortgage Loan documents to perform such work), (ii) the related borrower or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the borrower has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier or insurance broker issuing such policy prior to the issuance of such policy. The Mortgage Loan documents require the borrower to comply with all applicable environmental laws and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such laws or has provided environmental insurance.

20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

21. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

22.   Each Mortgage Loan is a whole loan (except in respect to each Co-Lender
      Loan) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest.

23. The Mortgage or related Mortgage Loan documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any equity interest in the related Mortgagor, is directly or indirectly transferred, sold or pledged, other than by reason of family and estate planning transfers, transfers of less than a controlling interest (as such term is defined in the related Mortgage Loan documents) in the Mortgagor, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interests that do not result in a change of control). The Mortgage or related Mortgage Loan documents require the Mortgagor to pay all reasonable fees and expenses associated with securing the consents or approvals described in the preceding sentence including the cost of any required counsel opinions relating to REMIC or other securitization and tax issues and any applicable Rating Agency fees.

24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage and no such waiver, modification, alteration, satisfaction, impairment, cancellation, subordination or rescission has occurred since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Cadim TACH Inc., or an affiliate.

25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor of not less than 125% of the related allocated loan amount of such Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon defeasance permitted under the terms of such Mortgage Loan by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities", as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loan in accordance with its terms, (d) upon substitution of a replacement property with respect to such Mortgage Loan as set forth on Schedule 26, (e) where release is conditional upon the satisfaction of certain objective underwriting and legal requirements, the satisfaction of which would be acceptable to a reasonably prudent commercial mortgage lender and the payment of a release price that represents at least 125% of the appraised value of such Mortgaged Property or (f) releases of unimproved out-parcels or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the security for the Mortgage Loan and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan.

27. To the Seller's knowledge, as of the date of origination of such Mortgage Loan, based on an opinion of counsel, an endorsement to the related title policy, a zoning letter or a zoning report, and, to the Seller's knowledge, as of the Cut-Off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property, the improvements thereon or the use and occupancy thereof which would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property which are not covered by title insurance. Any non-conformity with zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts customarily required by prudent commercial mortgage lenders, or such non-conformity does not materially and adversely affect the use, operation or value of the Mortgaged Property.

28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29. Each Mortgage Loan with an original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding and, to Seller's actual knowledge, each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. With respect to each Mortgage Loan with an original principal balance over $15,000,000, the organizational documents of the related Mortgagor provide substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. Each such Mortgage Loan having an original principal balance of $20,000,000 or more has a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. The organizational documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. With respect to any such single member limited liability company, which is the Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more, the Mortgage Loan has an opinion of such Mortgagor's counsel confirming that the law of the jurisdiction in which such single member limited liability company was organized permits such continued existence upon such bankruptcy, dissolution, liquidation or death of the sole member of the Mortgagor.

30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. The Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for on such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Except with respect to the Companion Loan of any Co-Lender Loan, the related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Crossed Loan is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Mortgage Loan, (ii) the value of such improvements on the related Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.

36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property by the related Mortgagor, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations. The Mortgage Loan documents require the borrower to maintain all such licenses, permits, authorizations and franchises.

38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor and an additional guarantor who is a natural person accepts responsibility for fraud and/or other intentional material misrepresentation and environmental indemnity. Furthermore, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and an additional guarantor, who is a natural person, shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41. Subject to the exceptions set forth in paragraph (5) and upon possession of the Mortgaged Property as required under applicable state law, the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42. With respect to such Mortgage Loan, any prepayment premium and Yield Maintenance Charge constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46. Except with respect to the Companion Loan of any Co-Lender Loan, none of the Mortgaged Properties is encumbered, and none of the Mortgage Loan documents permits the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-Off Date of the related Mortgage Loan).

47. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

48. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Mortgage Loan was originated.

49. In the origination and servicing of the Mortgage Loan, neither Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan. To Seller's knowledge, no Mortgagor or guarantor originated a Mortgage Loan.

50. Each Mortgage or related Mortgage Loan documents require the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for some Mortgage Loans with an original principal balance less than $5,000,000) and annual operating statements (or a balance sheet and statement of income and expenses, rent rolls (if there is more than one tenant) and related information, which annual financial statements for all Mortgage Loans with an outstanding principal balance greater than $20,000,000 are required to be audited by an independent certified public accountant.

51. Each Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

52. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor policy, then:

            (a)   the Seller:

                  (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

                  (ii) has delivered or caused to be delivered to the insurer or its agent under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;


                  in each case, with respect to (i) or (ii), to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Mortgagor's ability to recover under such policy;

            (b)   all premiums for such insurance have been paid;

            (c)   such insurance is in full force and effect;

            (d) such insurance has a term of at least 5 years beyond the maturity date (or the Anticipated Repayment Date for ARD Loans) of such Mortgage Loan;

            (e) an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead-based paint ("LBP") (in the case of a multifamily property built prior to 1978), asbestos-containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then, except as otherwise described on
                  Schedule II, (A) the related Borrower was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or (B) the related Borrower was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) such report did not recommend any action requiring the expenditure of any material funds and the related Mortgage Loan documents require the related Borrower to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan; and

            (f) rights under such policy inure to the benefit of the Purchaser.

53. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except with respect to loan numbers 6, 8, 16, 27, 44 and 66 listed on the Mortgage Loan Schedule, which Mortgage Loan is secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

            (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date, and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

            (b) Such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions;

            (c) The Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Cut-Off
                  Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor (or, if such consent is required, it has been obtained prior to the Cut-Off Date);

            (d) As of the Closing Date such Ground Lease is in full force and effect, and the Seller has not received notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease as of the Cut-Off Date;

            (e) Seller or its agent has provided the lessor under the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

            (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any default under such Ground Lease (including where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease), which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the Mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

            (g) Such Ground Lease has a current term (including one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller, its successors or assigns) which extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

            (h) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

            (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

            (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

            (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns.

                                   SCHEDULE II

                 EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

            Exception to Representation 8
--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
2     175 West Jackson                   Each of these Mortgage Loans is cross-
3     180 Maiden Lane                    collateralized and cross-defaulted with
                                         its related pari passu Companion Loan,
                                         which are not included in the Mortgage
                                         Pool. In addition, each pari passu
                                         Companion Loan is secured by the same
                                         Mortgaged Property and the same
                                         Mortgage Loan securing its related
                                         Mortgage Loan.
--------------------------------------------------------------------------------
4     Figueroa Plaza                     The title policy contains an exception
                                         to the right of refusal purchase option
                                         in favor of the City of Los Angeles.
--------------------------------------------------------------------------------
8     116 Huntington Avenue              The mortgage loan is secured by the
                                         Mortgagor's sub-leasehold interest in a
                                         leasehold estate. The title policy
                                         contains an exception to the master
                                         ground lease.
-------------------------------------------------------------------------------

            Exception to Representation 11
--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
18    Boardwalk at Appleyard             The related Mortgaged Property is
                                         subject to a minor condemnation
                                         proceeding in the amount of
                                         approximately $29,630.

--------------------------------------------------------------------------------
13    Westgate Business Center           There is a pending condemnation  to a
                                         minor portion of the related Mortgaged
                                         Property.
--------------------------------------------------------------------------------
73    Wyndham Hotel - Mount Laurel,      No engineering assessment was obtained
      NJ (Ground Lease)                  with respect to the related Mortgaged
                                         Property as the improvements thereon
                                         are not subject to the lien of the
                                         related Mortgage.
--------------------------------------------------------------------------------

            Exception to Representation 12
--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
177   1615 York Road                     The related title policy does not
179   Ridgely Professional Building      affirmatively insure that the land on
                                         the survey is the same as on the legal
                                         description attached to the related
                                         Mortgage.
--------------------------------------------------------------------------------
31    Residence Inn #2 - Arcadia, CA     The improvements at the Mortgaged
                                         Property encroach over an easement
                                         thereon, and the related Mortgagor is
                                         in the process of obtaining
                                         affirmative title coverage with
                                         respect thereto.
--------------------------------------------------------------------------------

            Exception to Representation 13
--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
100   Walgreens - Seattle, WA            The related Mortgage Loan documents
110   Walgreens - Puyallup, WA           permit the related Mortgagor to self
                                         insure.
--------------------------------------------------------------------------------

            Exception to Representation 17
--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
181   ADG - Fifth Avenue                 The related Mortgaged Property is
                                         encumbered by secured subordinate debt
                                         separate from its related Companion
                                         Loan.
--------------------------------------------------------------------------------

            Exception to Representation 19
--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
11    Cameron Village                    No escrow was taken for the anticipated
                                         deductible costs for dry-cleaner
                                         clean-up; however, the site that has
                                         been accepted into the North Carolina
                                         Dry-Cleaning Solvent Cleanup Program.
--------------------------------------------------------------------------------

            Exception to Representation 23
--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
1     6 Times Square                     The related Mortgage Loan documents
                                         permit a preapproved easement by the
                                         Mortgagor for a Facade Conservation
                                         easement without a payment of
                                         principal; however the related
                                         Mortgage requires a new appraisal that
                                         shows no diminution in value as a
                                         result of the placing of such easement.
--------------------------------------------------------------------------------
7     AON Office Building                Shares of Capital Lease, LP, the sole
                                         member of the related Mortgagor are
                                         freely transferable without the
                                         consent of the mortgagee.
--------------------------------------------------------------------------------
10    Gilroy Crossing Shopping Center    The related Mortgaged Property is
                                         subject to a purchase option currently
                                         held by American Capital Group, LLC.
                                         Such assumption has been preapproved by
                                         the Seller.
--------------------------------------------------------------------------------
83    Homewood Square Plaza              The related Mortgage Loan documents
136   Rose Plaza Shopping Center         permit pre-approved assumptions to
                                         Allen R. Joffe and/or Ileana C. Stone
                                         without mortgagee consent.
--------------------------------------------------------------------------------
65    One Monument                       Interests in the related Mortgagor
                                         owned by the federal and state
                                         historic tax credit investors are
                                         freely transferable without the
                                         consent of the mortgagee in accordance
                                         with such Mortgagor's operating
                                         agreement.
--------------------------------------------------------------------------------
31    Residence Inn #2 - Arcadia, CA     Shares in Apple Hospitality Two, Inc
34    Residence Inn #2 - Irvine, CA      may be offered without regard to the
59    Residence Inn #2 - Deerfield, IL   limitations on transfers set forth in
81    Residence Inn #2 - Berwyn, PA      the Mortgage.
94    Residence Inn #2 - Greensboro, NC
95    Residence Inn #2 - Jacksonville,
      FL
108   Residence Inn #2 - Columbia, SC
124   Residence Inn #2 - Boca Raton, FL
132   Residence Inn #2 - Clearwater, FL
133   Residence Inn #2 - Pensacola, FL
154   Residence Inn #2 - Lubbock, TX
--------------------------------------------------------------------------------
24    The Clairmont Apartments           The related Mortgage Loan documents
                                         permit future mezzanine debt without
                                         the consent of the mortgagee; however,
                                         the terms of the current intercreditor
                                         agreement must be modified, the
                                         loan-to-value ratio must be no greater
                                         than 85% and the debt service coverage
                                         ratio must be not less than 1.15x.
--------------------------------------------------------------------------------
13    Westgate Business Center           The membership interests in the
                                         indirect parent of the Mortgagor,
                                         ScanlaKemperBard Companies, LLC, are
                                         freely transferable without mortgagee
                                         consent.
--------------------------------------------------------------------------------

            Exception to Representation 25
--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
73 Wyndham Hotel - Mount Laurel, NJ      No engineering assessment was obtained
   (Ground Lease)                        with respect to the related Mortgaged
                                         Property as the improvements thereon
                                         are not subject to the lien of the
                                         related Mortgage.
--------------------------------------------------------------------------------

            Exception to Representation 26
--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
1     6 Times Square                     The related Mortgaged Property permits
                                         the release of certain air rights
                                         without consideration.
--------------------------------------------------------------------------------
6     900 Fourth Avenue                  The Mortgaged Property features a
                                         $500,000 parcel which is subject to
                                         release without consideration.
--------------------------------------------------------------------------------
83    Homewood Square Plaza              The related Mortgagor may obtain a
                                         one-time release to convey a portion
                                         of the related Mortgaged Property to
                                         the anchor tenant if the anchor tenant
                                         exercises its right to expand; the
                                         proceeds of this conveyance will be
                                         the property of the related Mortgagor.
--------------------------------------------------------------------------------
17    ADG MHP Pool Two                   With respect to each of the Mortgage
67    ADG MHP Pool Three                 Loans, the related cross-
135   ADG - Oakridge                     collateralization provisions may
156   ADG - Coachman's Terrace           be terminated upon a sale of an
161   ADG - The Northrup Court           individual Mortgaged Property with the
      Apartments                         payment of a premium equal to 25% of
181   ADG - Fifth Avenue                 the unpaid principal balance to be
                                         held as additional collateral.
--------------------------------------------------------------------------------
26    Aiken Mall                         The anchor release price for the
                                         Sears, Belk, JCPenney and Outback
                                         parcels are computed by dividing the
                                         related annual base rent at the time
                                         of the related release by 9.25%.
--------------------------------------------------------------------------------
183   Blockbuster Video - Mount Dora,    The related Mortgage Loan documents
      FL                                 permit the related Mortgaged Property
                                         to be subject to substitution upon
                                         satisfaction of certain conditions set
                                         forth in the related Mortgage Loan
                                         documents, including without
                                         limitation, with respect to
                                         loan-to-value, debt service coverage,
                                         the provision of an opinion with
                                         respect to REMIC matters and the
                                         receipt of Rating Agency Confirmation
                                         in connection therewith.
--------------------------------------------------------------------------------
165   Extra Space Self Storage #1 -      The related cross-collateralization
      Arlington, TX                      provisions of each Mortgage Loan may
58    Extra Space Self Storage #1 -      be terminated upon a sale of an
      Atlanta (Cheshire Bridge           related Mortgaged property with the
      Road), GA                          payment of a premium equal to 25% of
118   Extra Space Self Storage #1 -      the unpaid principal balance to be
      Austin, TX                         held as by the mortgagee as additional
137   Extra Space Self Storage #1 -      collateral.
      Columbia, SC
77    Extra Space Self Storage #1 -
      Dallas, TX
106   Extra Space Self Storage #1 -
      Fort Lauderdale, FL
91    Extra Space Self Storage #1 -
      Fort Myers, FL
121   Extra Space Self Storage #1 -
      Fort Worth, TX
115   Extra Space Self Storage #1 -
      Goose Creek, SC
159   Extra Space Self Storage #1 -
      Grand Prairie, TX
128   Extra Space Self Storage #1 -
      Riverview, FL
164   Extra Space Self Storage #1 - San
      Antonio (Culebra Road), TX
169   Extra Space Self Storage #1 - San
      Antonio (Westchase Drive), TX
88    Extra Space Self Storage #1 -
      Snellville, GA
155   Extra Space Self Storage #2 -
      Alpharetta, GA
150   Extra Space Self Storage #2 -
      Atlanta (Roswell Road), GA
123   Extra Space Self Storage #2 -
      Charleston, SC
96    Extra Space Self Storage #2 -
      Madeira Beach, FL
86    Extra Space Self Storage #2 -
      Metairie, LA
64    Extra Space Self Storage #2 - New
      Orleans, LA
87    Extra Space Self Storage #2 -
      Orlando, FL
105   Extra Space Self Storage #2 -
      Port Charlotte, FL
84    Extra Space Self Storage #2 -
      Richmond, VA
112   Extra Space Self Storage #2 -
      Stone Mountain, GA
129   Extra Space Self Storage #2 -
      Summerville, SC
109   Extra Space Self Storage #2 -
      Valrico, FL
--------------------------------------------------------------------------------
19    Jemal Pool                         The related Mortgage Loan document
                                         permit partial defeasance with a
                                         defeasance deposit of 120% of the
                                         allocated loan amount.
--------------------------------------------------------------------------------
31    Residence Inn #2 - Arcadia, CA     The related Mortgage Loan documents
34    Residence Inn #2 - Irvine, CA      permit the related Mortgaged Property
59    Residence Inn #2 - Deerfield, IL   to be subject to substitution upon
81    Residence Inn #2 - Berwyn, PA      satisfaction of certain conditions set
94    Residence Inn #2 - Greensboro, NC  forth in the related Mortgage Loan
95    Residence Inn #2 - Jacksonville,   documents, including without
      FL                                 limitation, with respect to
108   Residence Inn #2 - Columbia, SC    loan-to-value, debt service coverage,
124   Residence Inn #2 - Boca Raton, FL  the provision of an opinion with
132   Residence Inn #2 - Clearwater, FL  respect to  REMIC matters and the
133   Residence Inn #2 - Pensacola, FL   receipt of Rating Agency Confirmation
154   Residence Inn #2 - Lubbock, TX     in connection therewith.
--------------------------------------------------------------------------------
31    Residence Inn #2 - Arcadia, CA     The related Mortgage Loan documents
81    Residence Inn #2 - Berwyn, PA      permit partial defeasance with a
124   Residence Inn #2 - Boca Raton, FL  defeasance deposit of 120% of the
132   Residence Inn #2 - Clearwater, FL  allocated loan amount.
59    Residence Inn #2 - Deerfield, IL
34    Residence Inn #2 - Irvine, CA
95    Residence Inn #2 - Jacksonville,
      FL
154   Residence Inn #2 - Lubbock, TX
133   Residence Inn #2 - Pensacola, FL
--------------------------------------------------------------------------------
31    Residence Inn #2 - Arcadia, CA     The related Mortgage Loan documents
81    Residence Inn #2 - Berwyn, PA      permit partial releases upon
124   Residence Inn #2 - Boca Raton, FL  satisfaction of certain conditions
132   Residence Inn #2 - Clearwater, FL  including the payment of a premium
59    Residence Inn #2 - Deerfield, IL   equal to 20% of the related principal
34    Residence Inn #2 - Irvine, CA      balance to be held by the mortgagee as
95    Residence Inn #2 - Jacksonville,   additional collateral for the
      FL                                 remaining Mortgage Loans.
154   Residence Inn #2 - Lubbock, TX
133   Residence Inn #2 - Pensacola, FL
--------------------------------------------------------------------------------

            Exception to Representation 27
--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
17    ADG MHP Pool Two                   The related  Mortgaged Property is
                                         non-conforming.  At origination, the
                                         Seller required a non-recourse
                                         carve-out with respect thereto.
--------------------------------------------------------------------------------
183   Blockbuster Video - Mount Dora,    The related Mortgaged Property is
      FL                                 zoned as legally non-conforming as the
                                         improvements thereon encroach
                                         approximately 5 feet over the setback
                                         line.
--------------------------------------------------------------------------------
128   Extra Space Self Storage #1 -      The improvements at the related
      Riverview, FL                      Mortgaged Property have minor
96    Extra Space Self Storage #2 -      encroachments over certain easements
      Madeira Beach, FL                  at the Mortgaged Property. Since
                                         affirmative title coverage is not
                                         obtainable in Florida, the related
                                         Mortgagor agreed to be fully liable to
                                         the mortgagee for any costs associated
                                         therewith through a side letter
                                         agreement.
--------------------------------------------------------------------------------
86    Extra Space Self Storage #2 -      The Mortgaged Property is currently 7
      Metairie, LA                       parking spaces short, which the
                                         Mortgagor was required pursuant to the
                                         terms of the related Mortgage Loan
                                         documents to stripe.
--------------------------------------------------------------------------------
174   Stor-All-Fort Pierce, FL           The related Mortgaged Property is
                                         legal non-conforming, and Seller
                                         waived the requirement for L&O
                                         Insurance.
--------------------------------------------------------------------------------

            Exception to Representation 29
--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
17    ADG MHP Pool Two                   The related Mortgagor is not a
                                         Single-Purpose Entity nor a bankruptcy
                                         remote Single-Purpose Entity.
--------------------------------------------------------------------------------
16    The Edgewater Hotel                The Seller waived the requirement for
11    Cameron Village                    a non-consolidation opinion at the
10    Gilroy Shopping Center             origination of the related Mortgage
                                         Loan.
--------------------------------------------------------------------------------
74    Parkway Plaza                      The related Mortgagor is not a
                                         Single-Purpose Entity.
--------------------------------------------------------------------------------

            Exception to Representation 35
--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
177   1615 York Road                     The representation is based solely on
179   Ridgely Professional Building      the representations and warranties
                                         made by the related Mortgagor in the
                                         related Mortgage.
--------------------------------------------------------------------------------

            Exception to Representation 40
--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
8     116 Huntington Avenue              The guarantor for each of these
6     900 Fourth Avenue                  Mortgaged Properties is not a natural
160   Adams Plaza                        person.
26    Aiken Mall
7     AON Office Building
12    Beach Shopping Center
78    Bell Station Apartments
35    Boulevard Crossing Shopping Center
152   Capital Plaza
30    East Windsor Town Center
165   Extra Space Self Storage #1 -
      Arlington, TX
58    Extra Space Self Storage #1 -
      Atlanta (Cheshire Bridge Road), GA
118   Extra Space Self Storage #1 -
      Austin, TX
137   Extra Space Self Storage #1 -
      Columbia, SC
77    Extra Space Self Storage #1 -
      Dallas, TX
106   Extra Space Self Storage #1 -
      Fort Lauderdale, FL
91    Extra Space Self Storage #1 -
      Fort Myers, FL
121   Extra Space Self Storage #1 -
      Fort Worth, TX
115   Extra Space Self Storage #1 -
      Goose Creek, SC
159   Extra Space Self Storage #1 -
      Grand Prairie, TX
128   Extra Space Self Storage #1 -
      Riverview, FL
164   Extra Space Self Storage #1 - San
      Antonio (Culebra Road), TX
169   Extra Space Self Storage #1 - San
      Antonio (Westchase Drive), TX
88    Extra Space Self Storage #1 -
      Snellville, GA
155   Extra Space Self Storage #2 -
      Alpharetta, GA
150   Extra Space Self Storage #2 -
      Atlanta (Roswell Road), GA
123   Extra Space Self Storage #2 -
      Charleston, SC
96    Extra Space Self Storage #2 -
      Madeira Beach, FL
86    Extra Space Self Storage #2 -
      Metairie, LA
64    Extra Space Self Storage #2 - New
      Orleans, LA
87    Extra Space Self Storage #2 -
      Orlando, FL
105   Extra Space Self Storage #2 -
      Port Charlotte, FL
84    Extra Space Self Storage #2 -
      Richmond, VA
112   Extra Space Self Storage #2 -
      Stone Mountain, GA
129   Extra Space Self Storage #2 -
      Summerville, SC
109   Extra Space Self Storage #2 -
      Valrico, FL
4     Figueroa Plaza
10    Gilroy Crossing Shopping Center
37    Hackettstown Mall
46    Holcomb 400
97    Lakeview Village
31    Residence Inn #2 - Arcadia, CA
81    Residence Inn #2 - Berwyn, PA
124   Residence Inn #2 - Boca Raton, FL
132   Residence Inn #2 - Clearwater, FL
108   Residence Inn #2 - Columbia, SC
59    Residence Inn #2 - Deerfield, IL
94    Residence Inn #2 - Greensboro, NC
34    Residence Inn #2 - Irvine, CA
95    Residence Inn #2 - Jacksonville,
      FL
154   Residence Inn #2 - Lubbock, TX
133   Residence Inn #2 - Pensacola, FL
16    The Edgewater Hotel
111   Village Overlook I&II
110   Walgreens - Puyallup, WA
100   Walgreens - Seattle, WA
14    Willowbrook Apartments
--------------------------------------------------------------------------------
11    Cameron Village                    There is no third-party guarantor with
102   Safeway Eagle Bend Marketplace     respect to the related Mortgage Loan.
--------------------------------------------------------------------------------
44    Four Points Sheraton - Milwaukee,  The requirement for an environmental
      WI                                 indemnity was waived.
--------------------------------------------------------------------------------

            Exception to Representation 46
--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
181   ADG - Fifth Avenue                 The related Mortgaged Property is
                                         encumbered by secured subordinate debt
                                         separate from its related Companion
                                         Loan.
--------------------------------------------------------------------------------

            Exception to Representation 50
--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
16    The Edgewater Hotel                Audited financials are only required
                                         in the event of a default under the
                                         related Mortgage Loan.
--------------------------------------------------------------------------------
13    Westgate Business Center           Audited financial statements are not
14    Willowbrook Apartments             required with respect to these
                                         Mortgage Loans.
--------------------------------------------------------------------------------

            Exception to Representation 53
--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
44    Four Points Sheraton - Milwaukee,  No representations made to the related
      WI                                 ground lease parcel.  The related
                                         Ground Lease is a drainage easement
                                         only, improved only with parking that
                                         is not needed for zoning compliance.
--------------------------------------------------------------------------------

            Exception to Representation 53(c)
--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
16    The Edgewater Hotel                The terms of the related ground lease
                                         require lessor consent in connection
                                         with future transfers.
--------------------------------------------------------------------------------

            Exception to Representation 53(e)
--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
16    The Edgewater Hotel                The terms of the related ground lease
                                         require delivery of a notice of
                                         termination to the mortgagee, but the
                                         ground lease is silent as to whether
                                         such notice of termination is
                                         effective against the mortgagee if the
                                         mortgagee has not received such notice.
--------------------------------------------------------------------------------

            Exception to Representation 53(g)
--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
16    The Edgewater Hotel                The term of the related ground lease
                                         expires in 2030.
--------------------------------------------------------------------------------
66    Holiday Park Plaza                 The term of the related ground lease
                                         expires in 2022, with extensions
                                         options.
--------------------------------------------------------------------------------

            Exception to Representation 53(k)
--------------------------------------------------------------------------------
Loans                                    Description of Exception
--------------------------------------------------------------------------------
16    The Edgewater Hotel                The terms of the related ground lease
                                         require mortgagee consent in
                                         connection with any modification
                                         and/or amendment but does not specify
                                         whether such amendment or modification
                                         is unenforceable if such consent is
                                         not obtained.
--------------------------------------------------------------------------------

                                    EXHIBIT A

                             Mortgage Loan Schedule



    Mortgage       Loan Group
   Loan Number       Number                                               Property Name
----------------------------------------------------------------------------------------------------------------------------------
        1               1       6 Times Square
        2               1       175 West Jackson(1)
        3               1       180 Maiden Lane(1)
        4               1       Figueroa Plaza
        6               1       900 Fourth Avenue
        7               1       AON Office Building
        8               1       116 Huntington Avenue
        9               1       17 Battery Place North
       10               1       Gilroy Crossing Shopping Center
       11               1       Cameron Village
       12               1       Beach Shopping Center
       13               1       Westgate Business Center
       14               2       Willowbrook Apartments
       15               1       The Hub Office Building
       16               1       The Edgewater Hotel(3)
       17               1       ADG MHP Pool Two
      17.1                      Bridgeview Gardens
      17.2                      South Hills
      17.3                      Country Crossing
      17.4                      Lake Onalaska
      17.5                      Manor Hill
      17.6                      Camelot Acres
      17.7                      Birch Terrace
      17.8                      Spring Brook Village
      17.9                      Lakeshore Terrace
      17.10                     The Maples
      17.11                     Parkview Terrace
       18               2       Boardwalk at Appleyard
       19               1       Jemal Pool
      19.1                      700-702 7th Street, NW
      19.2                      2715 M Corcoran Condominiums
      19.3                      Orme Building
      19.4                      Norman Jemal Building
      19.5                      603-607 King Street
      19.6                      1311-1313 F Street, NW
      19.7                      Xando
      19.8                      Tommy Joes
      19.9                      1817 M Street, NW
       21               1       Vista Del Lago
       22               2       Victory Village Apartments
       23               1       5 West 37th Street
       24               2       The Clairmont Apartments
       26               1       Aiken Mall
       27               1       1007 Church Street
       30               1       East Windsor Towne Center
       31               1       Residence Inn #2 - Arcadia, CA
       32               2       The Castilian
       34               1       Residence Inn #2 - Irvine, CA
       35               1       Boulevard Crossing Shopping Center
       36               1       Coleman Village
       37               1       Hackettstown Mall
       38               2       Brookshire Square Apartments
       39               1       Washington Square Mall
       40               2       Fountain Village Apartments
       41               1       Country Village Shopping Center
       42               2       Rancho Del Rey Apartments
       43               2       Eagle Point Apartments
       44               1       Four Points Sheraton - Milwaukee, WI
       46               1       Holcomb 400 Shopping Center
       47               1       The Village at Mirror Lake Shopping Center
       49               1       Shoppes at Westgate and Ground Lease
       51               1       Veterans Park Commons
       53               2       Cypress Village Apartments
       54               1       Seminole Oaks Shopping Center
       58               1       Extra Space Self Storage #1 - Atlanta (Cheshire Bridge Road), GA
       59               1       Residence Inn #2 - Deerfield, IL
       61               2       The Heights Apartments
       63               1       Palmetto Pavilion
       64               1       Extra Space Self Storage #2 - New Orleans, LA
       65               1       One Monument
       66               1       Holiday Park Plaza
       67               2       ADG MHP Pool Three
      67.1                      Evergreen Estates
      67.2                      Cloverleaf
      67.3                      Maplewood
      67.4                      Alexandria
      67.5                      Shamrock
       72               1       Edgewater on Lanier Apartments
       73               1       Wyndham Hotel - Mount Laurel, NJ (Ground Lease)
       74               1       Parkway Plaza
       75               1       Dover Esplanade Building 7
       76               1       Broad & Wood Business Center
       77               1       Extra Space Self Storage #1 - Dallas, TX
       78               1       Bell Station Apartments
       79               1       Silver Park Apartments
       81               1       Residence Inn #2 - Berwyn, PA
       83               1       Homewood Square Plaza
       84               1       Extra Space Self Storage #2 - Richmond, VA
       86               1       Extra Space Self Storage #2 - Metairie, LA
       87               1       Extra Space Self Storage #2 - Orlando, FL
       88               1       Extra Space Self Storage #1 - Snellville, GA
       91               1       Extra Space Self Storage #1 - Fort Myers, FL
       94               1       Residence Inn #2 - Greensboro, NC
       95               1       Residence Inn #2 - Jacksonville, FL
       96               1       Extra Space Self Storage #2 - Madeira Beach, FL
       97               1       Lakeview Village Shopping Center
       100              1       Walgreens - Seattle, WA
       102              1       Safeway Eagle Bend Marketplace
       104              1       The Shops at Bristol Commons
       105              1       Extra Space Self Storage #2 - Port Charlotte, FL
       106              1       Extra Space Self Storage #1 - Fort Lauderdale, FL
       108              1       Residence Inn #2 - Columbia, SC
       109              1       Extra Space Self Storage #2 - Valrico, FL
       110              1       Walgreens - Puyallup, WA
       111              1       Village Overlook I&II
       112              1       Extra Space Self Storage #2 - Stone Mountain, GA
       114              1       Summit Crossing
       115              1       Extra Space Self Storage #1 - Goose Creek, SC
       116              2       Newberry Apartments/Pine Tree Village Pool
      116.1                     Pine Tree Village Apartments
      116.2                     Newberry Apartments
       118              1       Extra Space Self Storage #1 - Austin, TX
       121              1       Extra Space Self Storage #1 - Fort Worth, TX
       123              1       Extra Space Self Storage #2 - Charleston, SC
       124              1       Residence Inn #2 - Boca Raton, FL
       126              1       Stor-n-Lock - Palm Desert, CA
       128              1       Extra Space Self Storage #1 - Riverview, FL
       129              1       Extra Space Self Storage #2 - Summerville, SC
       131              1       Eckerd - McDonough, GA
       132              1       Residence Inn #2 - Clearwater, FL
       133              1       Residence Inn #2 - Pensacola, FL
       135              1       ADG - Oakridge
       136              1       Rose Plaza Shopping Center
       137              1       Extra Space Self Storage #1 - Columbia, SC
       139              2       The Carolina Apartments
       142              1       Dumke Office Pool
      142.1                     491 South Washburn Street
      142.2                     450-480 North Koeller Street
       146              1       Eckerd - Kennesaw, GA
       150              1       Extra Space Self Storage #2 - Atlanta (Roswell Road), GA
       152              1       Capital Plaza
       154              1       Residence Inn #2 - Lubbock, TX
       155              1       Extra Space Self Storage #2 - Alpharetta, GA
       156              1       ADG - Coachman's Terrace
       159              1       Extra Space Self Storage #1 - Grand Prairie, TX
       160              1       Adams Plaza
       161              2       ADG - The Northrup Court Apartments
       164              1       Extra Space Self Storage #1 - San Antonio (Culebra Road), TX
       165              1       Extra Space Self Storage #1 - Arlington, TX
       169              1       Extra Space Self Storage #1 - San Antonio (Westchase Drive), TX
       170              1       Stor-n-Lock - Salt Lake City, UT
       171              1       La-Z-Boy - Pembroke Pines, FL
       172              1       David's Bridal - Sunrise, FL
       174              1       Stor-All - Fort Pierce, FL
       177              1       1615 York Road
       178              1       Stor-All - Roswell, GA
       179              1       Ridgely Professional Building
       181              1       ADG - Fifth Avenue
       183              1       Blockbuster Video - Mount Dora, FL




    Mortgage
   Loan Number                                    Address                                         City           State   Zip Code
-----------------------------------------------------------------------------------------------------------------------------------
        1         1466 Broadway                                                           New York                 NY      10036
        2         175 West Jackson Boulevard                                              Chicago                  IL      60604
        3         180 Maiden Lane                                                         New York                 NY      10038
        4         201 & 221 North Figueroa Street                                         Los Angeles              CA      90012
        6         900 Fourth Avenue                                                       Seattle                  WA      98164
        7         1000 Milwaukee Avenue                                                   Glenview                 IL      60025
        8         116 Huntington Avenue                                                   Boston                   MA      02116
        9         17 Battery Place                                                        New York                 NY      10004
       10         Southwest Corner Pacheco Pass Highway & Camino Arroyo                   Gilroy                   CA      95020
       11         Northeast Quadrant of Oberlin Road & Clark Avenue                       Raleigh                  NC      27605
       12         1895 East Main Street                                                   Peekskill                NY      10566
       13         1933 Davis Street                                                       San Leandro              CA      94577
       14         2601 South Pavilion Center Drive                                        Las Vegas                NV      89135
       15         247 South State Street                                                  Chicago                  IL      60604
       16         2411 Alaskan Way                                                        Seattle                  WA      98121
       17         Various                                                                 Various                  WI     Various
      17.1        888 East Shady Lane                                                     Neenah                   WI      54956
      17.2        1217 Madison Street                                                     Beaver Dam               WI      53916
      17.3        W6150 County BB                                                         Appleton                 WI      54915
      17.4        1004 Second Avenue North                                                Onalaska                 WI      54650
      17.5        63 Manor Hill Drive                                                     Eden                     WI      53019
      17.6        32 Camelot Lane                                                         Rice Lake                WI      54868
      17.7        N4791 State Road 25                                                     Menomonie                WI      54751
      17.8        2601 South Colley Road                                                  Beloit                   WI      53511
      17.9        2136 20 1/8 Avenue                                                      Rice Lake                WI      54868
      17.10       4610 8th Street South                                                   Wisconsin Rapids         WI      54495
      17.11       2430 Mary Street                                                        Marinette                WI      54143
       18         2526 West Tennessee Street                                              Tallahassee              FL      32304
       19         Various                                                                 Various               Various   Various
      19.1        700-702 7th Street, NW                                                  Washington               DC      20001
      19.2        2715-2731 M Street, NW                                                  Washington               DC      20007
      19.3        1424 K Street, NW                                                       Washington               DC      20005
      19.4        11611 Old Georgetown Road                                               Rockville                MD      20852
      19.5        603-607 King Street                                                     Alexandria               VA      22314
      19.6        1311-1313 F Street, NW                                                  Washington               DC      20004
      19.7        700 King Street                                                         Alexandria               VA      22314
      19.8        4714 Montgomery Lane                                                    Bethesda                 MD      20814
      19.9        1817 M Street, NW                                                       Washington               DC      20036
       21         27772-27870 Vista Del Lago                                              Mission Viejo            CA      92692
       22         501 East Lake Mead Drive                                                Henderson                NV      89015
       23         5 West 37th Street                                                      New York                 NY      10016
       24         8413 George Washington Memorial Highway                                 Yorktown                 VA      23692
       26         2441 Whiskey Road                                                       Aiken                    SC      29841
       27         1007 Church Street                                                      Evanston                 IL      60201
       30         370 Route 130                                                           East Windsor             NJ      08520
       31         321 East Huntington Drive                                               Arcadia                  CA      91006
       32         2323 San Antonio Street                                                 Austin                   TX      78705
       34         10 Morgan Street                                                        Irvine                   CA      92618
       35         U.S. Route 31 and East Boulevard                                        Kokomo                   IN      46902
       36         900 Marietta Highway                                                    Roswell                  GA      30075
       37         215 Mountain Avenue                                                     Hackettstown             NJ      07840
       38         12535 Brookshire Avenue                                                 Downey                   CA      90242
       39         719 West 15th Street                                                    Washington               NC      27889
       40         1345 South Kolb Road                                                    Tuscon                   AZ      85710
       41         8700-8800 Baseline Road                                                 Rancho Cucamonga         CA      91701
       42         2701 North Decatur Boulevard                                            Las Vegas                NV      89108
       43         4401 Morris Street NE                                                   Albuquerque              NM      87111
       44         4747 South Howell Avenue                                                Milwaukee                WI      53207
       46         1475 Holcomb Bridge Road                                                Roswell                  GA      30076
       47         2000 Mirror Lake Boulevard                                              Villa Rica               GA      30180
       49         11701 & 11681 West Broad Street                                         Richmond                 VA      23233
       51         161 Halyburton Memorial Parkway                                         Wilmington               NC      28412
       53         6343 Lincoln Avenue                                                     Buena Park               CA      90260
       54         10785-10835 102nd Avenue and 10330-10390 Seminole Boulevard             Seminole                 FL      33778
       58         2489 Cheshire Bridge Road                                               Atlanta                  GA      30324
       59         530 Lake Cook Road                                                      Deerfield                IL      60015
       61         102 23rd Avenue SW                                                      Puyallup                 WA      98371
       63         8409 Dorchester Road                                                    North Charleston         SC      29420
       64         1120 South Jefferson Davis Parkway                                      New Orleans              LA      70125
       65         421 Stuart Circle                                                       Richmond                 VA      23220
       66         1501-1621 East Sunrise Boulevard                                        Fort Lauderdale          FL      33304
       67         Various                                                                 Various                  MN     Various
      67.1        415 Western Avenue                                                      Faribault                MN      55021
      67.2        150 Highway 10 North                                                    Saint Cloud              MN      56304
      67.3        1 Maplewood Park                                                        Lake City                MN      55041
      67.4        2205 South Broadway                                                     Alexandria               MN      56308
      67.5        1009 Shamrock Lane                                                      Albany                   MN      56307
       72         2149 Old Thompson Bridge Road                                           Gainesville              GA      30501
       73         1111 Route 73                                                           Mount Laurel             NJ      08054
       74         5265 South John Young Parkway                                           Orlando                  FL      32839
       75         1005 Hooper Avenue                                                      Toms River               NJ      08753
       76         603-699 East Broad Street                                               Bethlehem                PA      18018
       77         5701 East Northwest Highway                                             Dallas                   TX      75231
       78         3201 Watchman Drive                                                     Montgomery               AL      36116
       79         901 Bayshore Boulevard                                                  San Francisco            CA      94124
       81         600 West Swedesford Road                                                Berwyn                   PA      19312
       83         17729-17825 South Halsted Street                                        Homewood                 IL      60430
       84         6100 West Broad Street                                                  Richmond                 VA      23230
       86         6005 Airline Drive                                                      Metairie                 LA      70003
       87         5592 LB McLeod Road                                                     Orlando                  FL      32811
       88         3942 Highway 78                                                         Snellville               GA      30039
       91         9321 Cypress Lake Drive                                                 Fort Myers               FL      33919
       94         2000 Veasley Street                                                     Greensboro               NC      27407
       95         8365 Dix Ellis Trail                                                    Jacksonville             FL      32256
       96         4319 Duhme Road                                                         Madeira Beach            FL      33708
       97         3680 Sangani Boulevard                                                  D'Iberville              MS      39532
       100        Southeast Corner of NE 50th Street and 12th Avenue NE                   Seattle                  WA      98105
       102        22675 East Aurora Parkway                                               Aurora                   CO      80016
       104        3168-3170 Linden Drive                                                  Bristol                  VA      24202
       105        17960 Paulson Drive                                                     Port Charlotte           FL      33954
       106        5201 Northwest 31st Avenue                                              Fort Lauderdale          FL      33309
       108        150 Stoneridge Drive                                                    Columbia                 SC      29210
       109        2402 Bloomingdale Avenue                                                Valrico                  FL      33594
       110        10302 Sunrise Boulevard East                                            Puyallup                 WA      98474
       111        7444 & 7445 Hanover Parkway                                             Stockbridge              GA      30281
       112        5151 Annistown Road                                                     Stone Mountain           GA      30087
       114        801 Summit Crossing Place                                               Gastonia                 NC      28054
       115        427 Saint James Avenue                                                  Goose Creek              SC      29445
       116        Various                                                                 Various                  PA     Various
      116.1       2861 Mercer-West Middlesex Road                                         Shenango Township        PA      16159
      116.2       615 Flower Avenue                                                       Grove City               PA      16127
       118        6412 Burnet Road                                                        Austin                   TX      78757
       121        5401 West Rosedale Street                                               Fort Worth               TX      76107
       123        3510 Glenn McConnell Parkway                                            Charleston               SC      29414
       124        525 NW 77th Street                                                      Boca Raton               FL      33487
       126        74853 Hovley Lane East                                                  Palm Desert              CA      92260
       128        6506 US Highway 301 South                                               Riverview                FL      33569
       129        609 Old Trolley Road                                                    Summerville              SC      29485
       131        SEC Highway 20 & Industrial Boulevard                                   McDonough                GA      30253
       132        2233 Ulmerton Road                                                      Clearwater               FL      33760
       133        7230 Plantation Road                                                    Pensacola                FL      32504
       135        N3525 Trieloff Road                                                     Fort Atkinson            WI      53538
       136        4700-4744 South Lincoln Highway                                         Matteson                 IL      60443
       137        115 Harban Court                                                        Columbia                 SC      29212
       139        215 Paper Mill Road                                                     Lawrenceville            GA      30045
       142        Various                                                                 Oshkosh                  WI     Various
      142.1       491 South Washburn Road                                                 Oshkosh                  WI      54904
      142.2       450 North Koeller Road                                                  Oshkosh                  WI      54902
       146        SEC Kennesaw Due West Road & Stilesboro Road                            Kennesaw                 GA      30152
       150        8115 Roswell Road                                                       Atlanta                  GA      30324
       152        551 Washington Street                                                   Weymouth                 MA      02188
       154        2551 South Loop 289                                                     Lubbock                  TX      79423
       155        2860 Holcomb Bridge Road                                                Alpharetta               GA      30022
       156        W3450 State Highway 50                                                  Lake Geneva              WI      53147
       159        2255 North Highway 360                                                  Grand Prairie            TX      75050
       160        976-1032 Eastern Avenue                                                 Malden                   MA      02148
       161        805 Applegrove Street NW                                                North Canton             OH      44720
       164        8300 Culebra Road                                                       San Antonio              TX      78251
       165        1908 East Pioneer Parkway                                               Arlington                TX      76010
       169        7820 Westchase Drive                                                    San Antonio              TX      78240
       170        6861 South Whitmore Way                                                 Salt Lake City           UT      84121
       171        11533 Pines Boulevard                                                   Pembroke Pines           FL      33026
       172        12605 Sunrise Boulevard                                                 Sunrise                  FL      33323
       174        3125 South U.S. Highway 1                                               Fort Pierce              FL      34982
       177        1615 York Road                                                          Lutherville              MD      21093
       178        4775 Alabama, NE                                                        Roswell                  GA      30075
       179        101 West Ridgely Road                                                   Lutherville              MD      21093
       181        8481 Fifth Avenue                                                       Oak Creek                WI      53154
       183        1650 U.S. Highway 441                                                   Mount Dora               FL      32757




    Mortgage                                  Cut-Off Date      Monthly P&I                   Mortgage          Number
   Loan Number             County           Loan Balance ($)    Payments ($)   Grace Days     Rate (%)         of Units
-----------------------------------------------------------------------------------------------------------------------------
        1         New York                   115,000,000.00      594,630.75                    4.6739%          298,695
        2         Cook                       112,500,000.00      664,401.87                    5.8600%         1,449,067
        3         Manhattan                   93,000,000.00          IO                        5.4100%         1,088,763
        4         Los Angeles                 90,000,000.00          IO                        4.5300%          611,992
        6         King                        67,000,000.00          IO                        4.9600%          534,751
        7         Cook                        64,800,000.00       Steps(2)                     5.2300%          412,411
        8         Suffolk                     54,000,000.00          IO                        4.6100%          264,098
        9         New York                    53,000,000.00          IO                        4.6000%          398,354
       10         Santa Clara                 49,000,000.00      263,342.14                    5.0100%          322,955
       11         Wake                        47,300,000.00          IO                        5.0800%          630,123
       12         Westchester                 40,000,000.00      220,881.48                    5.2500%          229,231
       13         Alameda                     36,000,000.00      195,683.19                    5.1100%          577,009
       14         Clark                       30,000,000.00      168,272.02                    5.3900%            364
       15         Cook                        28,451,691.84      157,797.23                    5.2800%          272,233
       16         King                        30,570,123.41      221,968.09                    7.2900%            236
       17         Various                     26,624,000.00      153,010.71                    5.6100%           1,614
      17.1        Winnebago                                                                                       192
      17.2        Dodge                                                                                           170
      17.3        Outagamie                                                                                       126
      17.4        La Crosse                                                                                       125
      17.5        Fon Du Lac                                                                                      147
      17.6        Barron                                                                                          135
      17.7        Dunn                                                                                            192
      17.8        Rock                                                                                            137
      17.9        Barron                                                                                          135
      17.10       Wood                                                                                            124
      17.11       Marinette                                                                                       131
       18         Leon                        25,445,896.96      141,919.56                    5.3200%            936
       19         Various                     24,552,329.76      143,402.69                    5.7400%          146,772
      19.1        District of Columbia                                                                          21,474
      19.2        District of Columbia                                                                          28,121
      19.3        District of Columbia                                                                          40,459
      19.4        Montgomery                                                                                    17,976
      19.5        Alexandria City                                                                               13,556
      19.6        District of Columbia                                                                          11,107
      19.7        Alexandria City                                                                                5,050
      19.8        Montgomery                                                                                     4,918
      19.9        District of Columbia                                                                           4,111
       21         Orange                      22,000,000.00      127,270.16                    5.6700%          97,534
       22         Clark                       19,000,000.00      111,301.65                    5.7850%            320
       23         New York                    18,480,000.00      102,161.74                    5.2600%          95,200
       24         York                        17,462,155.33      96,418.98                     5.2300%            216
       26         Aiken                       16,500,000.00      93,685.19                     5.5000%          281,973
       27         Cook                        15,966,412.62      89,545.53                     5.3700%          153,184
       30         Mercer                      15,000,000.00      84,886.23                     5.4700%          152,555
       31         Los Angeles                 14,850,000.00      103,822.67                    6.8800%            120
       32         Travis                      13,840,636.95      85,392.80                     5.2500%            711
       34         Orange                      12,750,000.00      89,140.67                     6.8800%            112
       35         Howard                      12,646,892.27      68,815.25                     5.1100%          112,696
       36         Fulton                      12,425,000.00      68,534.37                     5.2400%          90,958
       37         Warren                      12,000,000.00      67,908.98                     5.4700%          187,236
       38         Los Angeles                 11,850,000.00      61,316.21                     4.6800%            112
       39         Beaufort                    11,765,368.97      72,956.43                     5.5700%          252,566
       40         Pima                        11,500,000.00      60,754.29                     4.8600%            410
       41         SAN BERNARDINO              11,235,000.00          IO                        5.0200%          88,839
       42         Clark                       11,100,000.00      61,845.77                     5.3300%            192
       43         Bernalillo                  11,000,000.00      61,151.84                     5.3100%            332
       44         Milwaukee                   10,987,785.15      75,584.02                     6.6900%            508
       46         Fulton                      10,600,000.00      58,994.01                     5.3200%          103,616
       47         Douglas                     10,560,000.00      59,211.53                     5.2600%          76,178
       49         Henrico                     10,477,484.57      58,111.53                     5.2700%          36,914
       51         New Hanover                 9,978,465.74       55,220.37                     5.2500%            213
       53         Orange                      9,400,000.00       48,610.81                     4.6750%            88
       54         Pinellas                    9,340,850.20       53,086.34                     5.4900%          63,572
       58         Fulton                      8,169,000.00           IO                        4.6500%          105,838
       59         Lake                        8,100,000.00       56,630.55                     6.8800%            128
       61         Pierce                      8,000,000.00       44,424.37                     5.3000%            106
       63         Dorchester                  7,982,310.34       45,408.78                     5.4900%          66,481
       64         Orleans                     7,927,000.00           IO                        4.6500%          80,050
       65         Richmond City               7,640,000.00       41,013.17                     5.0000%            34
       66         Broward                     7,635,689.43       45,374.94                     5.9000%          40,500
       67         Various                     7,548,000.00       43,379.09                     5.6100%            524
      67.1        Rice                                                                                            161
      67.2        Benton                                                                                          168
      67.3        Wabasha                                                                                         75
      67.4        Douglas                                                                                         89
      67.5        Stearns                                                                                         31
       72         Hall                        7,000,000.00       39,657.44                     5.4800%            180
       73         Burlington                  7,000,000.00       39,394.59                     5.4200%          801,068
       74         Orange                      6,790,000.00           IO                        5.2600%          64,688
       75         Ocean                       6,743,468.18       37,861.20                     5.3900%          26,242
       76         Northampton                 6,376,996.02       40,891.92                     5.7500%          225,495
       77         Dallas                      6,332,000.00           IO                        4.6500%          94,108
       78         Montgomery                  6,300,000.00       34,749.82                     5.2400%            152
       79         San Francisco               6,194,517.09       36,181.52                     5.7500%            40
       81         Chester                     5,979,000.00       41,801.73                     6.8800%            88
       83         Cook                        5,840,000.00       33,459.39                     5.3200%          48,342
       84         Henrico                     5,723,000.00           IO                        4.6500%          67,010
       86         Jefferson                   5,419,000.00           IO                        4.6500%          67,850
       87         Orange                      5,290,000.00           IO                        4.6500%          92,611
       88         Gwinnett                    5,210,000.00           IO                        4.6500%          85,656
       91         Lee                         5,082,000.00           IO                        4.6500%          73,728
       94         Guilford                    4,875,000.00       34,083.20                     6.8800%            128
       95         Duval                       4,875,000.00       34,083.20                     6.8800%            112
       96         Pinellas                    4,857,000.00           IO                        4.6500%          56,939
       97         Harrison                    4,829,422.27       26,517.20                     5.1800%          35,291
       100        King                        4,690,751.87       27,189.53                     5.6700%          14,500
       102        Arapahoe                    4,590,094.24       25,401.37                     5.2500%          58,409
       104        Washington                  4,496,270.23       26,979.77                     6.0000%          48,800
       105        Charlotte                   4,481,000.00           IO                        4.6500%          69,660
       106        Broward                     4,457,000.00           IO                        4.6500%          58,250
       108        Richland                    4,380,000.00       30,622.44                     6.8800%            128
       109        Hillsborough                4,272,000.00           IO                        4.6500%          53,800
       110        Pierce                      4,261,597.97       24,701.98                     5.6700%          14,560
       111        Clayton                     4,260,925.52       26,053.40                     5.4100%          34,830
       112        Gwinnett                    4,256,000.00           IO                        4.6500%          72,120
       114        Gaston                      4,200,000.00       25,992.72                     5.5800%          35,592
       115        Berkeley                    4,184,000.00           IO                        4.6500%          67,440
       116        Mercer                      4,100,000.00       25,055.31                     5.4500%            180
      116.1       Mercer                                                                                          128
      116.2       Mercer                                                                                          52
       118        Travis                      3,944,000.00           IO                        4.6500%          59,755
       121        Tarrant                     3,880,000.00           IO                        4.6500%          70,785
       123        Charleston                  3,791,000.00           IO                        4.6500%          49,354
       124        Palm Beach                  3,750,000.00       26,217.85                     6.8800%            120
       126        Riverside                   3,700,000.00       21,845.95                     5.1000%          66,728
       128        Hillsborough                3,591,000.00           IO                        4.6500%          57,245
       129        Dorchester                  3,591,000.00           IO                        4.6500%          70,525
       131        Henry                       3,554,075.05       21,394.67                     6.0300%          13,813
       132        Pinellas                    3,540,000.00       24,749.65                     6.8800%            88
       133        Escambia                    3,540,000.00       24,749.65                     6.8800%            64
       135        Jefferson                   3,440,000.00       19,770.01                     5.6100%            141
       136        Cook                        3,210,000.00       18,293.42                     5.2700%          25,314
       137        Lexington                   3,182,000.00           IO                        4.6500%          59,650
       139        Gwinnett                    3,097,080.48       17,601.46         5           5.5000%            82
       142        Winnebago                   3,008,157.26       17,077.24                     5.4900%          31,153
      142.1       Winnebago                                                                                     21,553
      142.2       Winnebago                                                                                      9,600
       146        Cobb                        2,925,348.00       17,015.83                     5.7200%          10,908
       150        Fulton                      2,813,000.00           IO                        4.6500%          41,416
       152        Norfolk                     2,600,000.00       14,893.28                     5.5800%          43,140
       154        Lubbock                     2,500,000.00       17,478.56                     6.8800%            80
       155        Fulton                      2,445,000.00           IO                        4.6500%          52,158
       156        Walworth                    2,376,000.00       13,655.10                     5.6100%            128
       159        Tarrant                     2,204,000.00           IO                        4.6500%          70,300
       160        Middlesex                   2,200,000.00       12,629.74                     5.6000%          20,570
       161        Stark                       2,140,000.00       12,298.79                     5.6100%            90
       164        Bexar                       2,068,000.00           IO                        4.6500%          49,955
       165        Tarrant                     2,020,000.00           IO                        4.6500%          69,665
       169        Bexar                       1,812,000.00           IO                        4.6500%          49,925
       170        Salt Lake                   1,797,981.96       11,008.04                     5.8000%          53,100
       171        Broward                     1,794,888.77       10,481.45                     5.7300%          15,000
       172        Broward                     1,695,172.72        9,899.15                     5.7300%          15,000
       174        St. Lucie                   1,471,956.21        8,328.68                     5.4500%          63,770
       177        Baltimore                   1,248,699.63        6,779.19                     5.0900%          14,816
       178        Cobb                        1,247,319.59        6,918.04                     5.2700%          50,750
       179        Baltimore                   1,218,730.84        6,616.49                     5.0900%          12,986
       181        Milwaukee                   1,160,000.00        6,666.63                     5.6100%            50
       183        Lake                         523,509.22         3,057.09                     5.7300%           6,500


                                             Remaining
                             Original Term    Term to                     Original      Remaining                       Master
    Mortgage       Unit of  to Maturity or  Maturity or     Maturity        Amort         Amort         Ground        Servicing
   Loan Number     Measure    ARD (Mos.)     ARD (Mos.)   Date or ARD    Term (Mos.)   Term (Mos.)      Lease          Fee Rate
----------------------------------------------------------------------------------------------------------------------------------
        1          Sq. Ft.        60             59         12/11/09         360           360           Fee           0.04000%
        2          Sq. Ft.        120           116         09/11/14         360           360           Fee           0.04000%
        3          Sq. Ft.        62             58         11/11/09         IO            IO            Fee           0.04000%
        4          Sq. Ft.        60             59         12/11/09         IO            IO            Fee           0.04000%
        6          Sq. Ft.        60             58         11/11/09         IO            IO            Both          0.04000%
        7          Sq. Ft.        120           118         11/11/14         322           322           Fee           0.04000%
        8          Sq. Ft.        60             59         12/11/09         IO            IO         Leasehold        0.04000%
        9          Sq. Ft.        60             58         11/11/09         IO            IO            Fee           0.04000%
       10          Sq. Ft.        120           117         10/11/14         360           360           Fee           0.04000%
       11          Sq. Ft.        120           117         10/11/14         IO            IO            Fee           0.04000%
       12          Sq. Ft.        120           119         12/11/14         360           360           Fee           0.04000%
       13          Sq. Ft.        84             83         12/11/11         360           360           Fee           0.04000%
       14           Units         120           117         10/11/14         360           360           Fee           0.04000%
       15          Sq. Ft.        120           119         12/11/14         360           359           Fee           0.04000%
       16           Rooms         120           119         12/11/14         300           299           Both          0.04000%
       17           Pads          120           117         10/11/14         360           360           Fee           0.04000%
      17.1          Pads
      17.2          Pads
      17.3          Pads
      17.4          Pads
      17.5          Pads
      17.6          Pads
      17.7          Pads
      17.8          Pads
      17.9          Pads
      17.10         Pads
      17.11         Pads
       18           Beds          120           118         11/11/14         360           358           Fee           0.04000%
       19          Sq. Ft.        120           118         11/11/14         360           358           Fee           0.04000%
      19.1         Sq. Ft.
      19.2         Sq. Ft.
      19.3         Sq. Ft.
      19.4         Sq. Ft.
      19.5         Sq. Ft.
      19.6         Sq. Ft.
      19.7         Sq. Ft.
      19.8         Sq. Ft.
      19.9         Sq. Ft.
       21          Sq. Ft.        120           117         10/11/14         360           360           Fee           0.04000%
       22           Units         120           117         10/11/14         360           360           Fee           0.04000%
       23          Sq. Ft.        120           119         12/11/14         360           360           Fee           0.04000%
       24           Units         120           118         11/11/14         360           358           Fee           0.04000%
       26          Sq. Ft.        120           120         01/11/15         360           360           Fee           0.04000%
       27          Sq. Ft.        120           118         11/11/14         360           358           Both          0.04000%
       30          Sq. Ft.        120           117         10/11/14         360           360           Fee           0.04000%
       31           Rooms         120           118         11/11/14         300           300           Fee           0.04000%
       32           Beds          120           102         07/11/13         300           282           Fee           0.08000%
       34           Rooms         120           118         11/11/14         300           300           Fee           0.04000%
       35          Sq. Ft.        60             59         12/11/09         360           359           Fee           0.04000%
       36          Sq. Ft.        120           119         12/11/14         360           360           Fee           0.04000%
       37          Sq. Ft.        120           117         10/11/14         360           360           Fee           0.04000%
       38           Units         60             59         12/11/09         360           360           Fee           0.04000%
       39          Sq. Ft.        120           118         11/11/14         300           298           Fee           0.04000%
       40           Units         60             58         11/11/09         360           360           Fee           0.04000%
       41          Sq. Ft.        60             58         11/11/09         IO            IO            Fee           0.04000%
       42           Units         120           117         10/11/14         360           360           Fee           0.04000%
       43           Units         120           119         12/11/14         360           360           Fee           0.04000%
       44           Rooms         120           119         12/11/14         300           299           Both          0.04000%
       46          Sq. Ft.        120           118         11/11/14         360           360           Fee           0.04000%
       47          Sq. Ft.        120           118         11/11/14         348           348           Fee           0.04000%
       49          Sq. Ft.        120           118         11/11/14         360           358           Fee           0.04000%
       51           Units         120           118         11/11/14         360           358           Fee           0.04000%
       53           Units         60             59         12/11/09         360           360           Fee           0.04000%
       54          Sq. Ft.        120           118         11/11/14         360           358           Fee           0.04000%
       58          Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       59           Rooms         120           118         11/11/14         300           300           Fee           0.04000%
       61           Units         120           118         11/11/14         360           360           Fee           0.04000%
       63          Sq. Ft.        120           117         10/11/14         360           357           Fee           0.04000%
       64          Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       65           Units         60             58         11/11/09         360           360           Fee           0.04000%
       66          Sq. Ft.        84             82         11/11/11         360           358           Both          0.04000%
       67           Pads          120           117         10/11/14         360           360           Fee           0.04000%
      67.1          Pads
      67.2          Pads
      67.3          Pads
      67.4          Pads
      67.5          Pads
       72           Units         120           117         10/11/14         360           360           Fee           0.04000%
       73          Sq. Ft.        120           120         01/11/15         360           360           Fee           0.04000%
       74          Sq. Ft.        120           119         12/11/14         IO            IO            Fee           0.04000%
       75          Sq. Ft.        120           119         12/11/14         360           359           Fee           0.04000%
       76          Sq. Ft.        84             71         12/11/10         300           287           Fee           0.04000%
       77          Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       78           Units         120           120         01/11/15         360           360           Fee           0.04000%
       79           Units         120           119         12/11/14         360           359           Fee           0.04000%
       81           Rooms         120           118         11/11/14         300           300           Fee           0.04000%
       83          Sq. Ft.        120           118         11/11/14         336           336           Fee           0.04000%
       84          Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       86          Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       87          Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       88          Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       91          Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       94           Rooms         120           118         11/11/14         300           300           Fee           0.04000%
       95           Rooms         120           118         11/11/14         300           300           Fee           0.04000%
       96          Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       97          Sq. Ft.        60             58         11/11/09         360           358           Fee           0.04000%
       100         Sq. Ft.        120           118         11/11/14         360           358           Fee           0.04000%
       102         Sq. Ft.        120           118         11/11/14         360           358           Fee           0.04000%
       104         Sq. Ft.        120           119         12/11/14         360           359           Fee           0.04000%
       105         Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       106         Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       108          Rooms         120           118         11/11/14         300           300           Fee           0.04000%
       109         Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       110         Sq. Ft.        120           118         11/11/14         360           358           Fee           0.04000%
       111         Sq. Ft.        120           117         10/11/14         300           297           Fee           0.04000%
       112         Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       114         Sq. Ft.        120           120         01/11/15         300           300           Fee           0.04000%
       115         Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       116          Units         120           120         01/11/15         300           300           Fee           0.04000%
      116.1         Units
      116.2         Units
       118         Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       121         Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       123         Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       124          Rooms         120           118         11/11/14         300           300           Fee           0.04000%
       126         Sq. Ft.        120           119         12/11/14         300           300           Fee           0.04000%
       128         Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       129         Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       131         Sq. Ft.        120           119         12/11/14         360           359           Fee           0.04000%
       132          Rooms         120           118         11/11/14         300           300           Fee           0.04000%
       133          Rooms         120           118         11/11/14         300           300           Fee           0.04000%
       135          Pads          120           117         10/11/14         360           360           Fee           0.04000%
       136         Sq. Ft.        120           118         11/11/14         336           336           Fee           0.04000%
       137         Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       139          Units         120           119         12/01/14         360           359           Fee           0.09000%
       142         Sq. Ft.        120           119         12/11/14         360           359           Fee           0.04000%
      142.1        Sq. Ft.
      142.2        Sq. Ft.
       146         Sq. Ft.        120           120         01/11/15         360           360           Fee           0.04000%
       150         Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       152         Sq. Ft.        120           117         10/11/14         360           360           Fee           0.04000%
       154          Rooms         120           118         11/11/14         300           300           Fee           0.04000%
       155         Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       156          Pads          120           117         10/11/14         360           360           Fee           0.04000%
       159         Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       160         Sq. Ft.        120           117         10/11/14         360           360           Fee           0.04000%
       161          Units         120           117         10/11/14         360           360           Fee           0.04000%
       164         Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       165         Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       169         Sq. Ft.        60             56         09/11/09         IO            IO            Fee           0.04000%
       170         Sq. Ft.        120           119         12/11/14         324           323           Fee           0.04000%
       171         Sq. Ft.        120           117         10/11/14         360           357           Fee           0.04000%
       172         Sq. Ft.        120           117         10/11/14         360           357           Fee           0.04000%
       174         Sq. Ft.        120           118         11/11/14         360           358           Fee           0.04000%
       177         Sq. Ft.        120           119         12/01/14         360           359           Fee           0.09000%
       178         Sq. Ft.        120           118         11/11/14         360           358           Fee           0.04000%
       179         Sq. Ft.        120           119         12/01/14         360           359           Fee           0.09000%
       181          Pads          120           117         10/11/14         360           360           Fee           0.04000%
       183         Sq. Ft.        120           117         10/11/14         360           357           Fee           0.04000%




    Mortgage                      Anticipated
   Loan Number     ARD Loans    Repayment Date
-------------------------------------------------
        1              N
        2              N
        3              N
        4              N
        6              N
        7              Y           11/11/14
        8              N
        9              N
       10              N
       11              N
       12              N
       13              N
       14              N
       15              N
       16              Y           12/11/14
       17              N
      17.1
      17.2
      17.3
      17.4
      17.5
      17.6
      17.7
      17.8
      17.9
      17.10
      17.11
       18              N
       19              N
      19.1
      19.2
      19.3
      19.4
      19.5
      19.6
      19.7
      19.8
      19.9
       21              N
       22              N
       23              N
       24              N
       26              N           01/11/15
       27              N
       30              N
       31              N
       32              Y           07/11/13
       34              N
       35              N
       36              N
       37              N
       38              Y           12/11/09
       39              N
       40              N
       41              Y           11/11/09
       42              N
       43              N
       44              N
       46              N
       47              N
       49              N
       51              N
       53              Y           12/11/09
       54              N
       58              N
       59              N
       61              N
       63              N
       64              N
       65              N
       66              N
       67              N
      67.1
      67.2
      67.3
      67.4
      67.5
       72              N
       73              N
       74              Y           12/11/14
       75              Y           12/11/14
       76              N
       77              N
       78              N
       79              N
       81              N
       83              N
       84              N
       86              N
       87              N
       88              N
       91              N
       94              N
       95              N
       96              N
       97              N
       100             N
       102             N
       104             N
       105             N
       106             N
       108             N
       109             N
       110             N
       111             N
       112             N
       114             N
       115             N
       116             N
      116.1
      116.2
       118             N
       121             N
       123             N
       124             N
       126             N
       128             N
       129             N
       131             N
       132             N
       133             N
       135             N
       136             N
       137             N
       139             N
       142             N
      142.1
      142.2
       146             N
       150             N
       152             N
       154             N
       155             N
       156             N
       159             N
       160             N
       161             N
       164             N
       165             N
       169             N
       170             N
       171             N
       172             N
       174             N
       177             N
       178             N
       179             N
       181             N
       183             N




    Mortgage
   Loan Number                                            Additional Interest Rate
----------------------------------------------------------------------------------------------------------------------------------
        1
        2
        3
        4
        6
        7         Greater of initial interest rate plus 2.5% or TCMYI plus 2.5%
        8
        9
       10
       11
       12
       13
       14
       15
       16         Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%
       17
      17.1
      17.2
      17.3
      17.4
      17.5
      17.6
      17.7
      17.8
      17.9
      17.10
      17.11
       18
       19
      19.1
      19.2
      19.3
      19.4
      19.5
      19.6
      19.7
      19.8
      19.9
       21
       22
       23
       24
       26
       27
       30
       31
       32         Greater of initial interest rate + 2.5% or TCMYI + 2.5% (in each case increasing 0.25% annually)
       34
       35
       36
       37
       38         Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%
       39
       40
       41         Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%
       42
       43
       44
       46
       47
       49
       51
       53         Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%
       54
       58
       59
       61
       63
       64
       65
       66
       67
      67.1
      67.2
      67.3
      67.4
      67.5
       72
       73
       74         Greater of initial interest rate plus 3.0% or TCMYI plus 3.0%
       75         Greater of initial interest rate plus 2.5% (increasing annually by 0.25%) or TCMYI plus 2.5%
       76
       77
       78
       79
       81
       83
       84
       86
       87
       88
       91
       94
       95
       96
       97
       100
       102
       104
       105
       106
       108
       109
       110
       111
       112
       114
       115
       116
      116.1
      116.2
       118
       121
       123
       124
       126
       128
       129
       131
       132
       133
       135
       136
       137
       139
       142
      142.1
      142.2
       146
       150
       152
       154
       155
       156
       159
       160
       161
       164
       165
       169
       170
       171
       172
       174
       177
       178
       179
       181
       183




                                                                Cross Collateralized
    Mortgage            Loan         Environmental              and Cross Defaulted               Defeasance         Early
   Loan Number       Originator        Insurance                     Loan Flag                    Loan (Y/N)      Defeasance
-------------------------------------------------------------------------------------------------------------------------------
        1             Wachovia             N                                                          Y                N
        2             Wachovia             N                                                          Y                N
        3             Wachovia             N                                                          Y                N
        4             Wachovia             N                                                          N                N
        6             Wachovia             N                                                          Y                N
        7             Wachovia             N                                                          Y                N
        8             Wachovia             N                                                          N                N
        9             Wachovia             N                                                          Y                N
       10             Wachovia             N                                                          Y                N
       11             Wachovia             N                                                          Y                N
       12             Wachovia             N                                                          Y                N
       13             Wachovia             Y                                                          Y                N
       14             Wachovia             N                                                          Y                N
       15             Wachovia             N                                                          Y                N
       16             Wachovia             N                                                          Y                N
       17             Wachovia             N        ADG Portfolio                                     Y                N
      17.1
      17.2
      17.3
      17.4
      17.5
      17.6
      17.7
      17.8
      17.9
      17.10
      17.11
       18             Wachovia             N                                                          Y                N
       19             Wachovia             N                                                          Y                N
      19.1
      19.2
      19.3
      19.4
      19.5
      19.6
      19.7
      19.8
      19.9
       21             Wachovia             N                                                          Y                N
       22             Wachovia             N                                                          Y                N
       23             Wachovia             N                                                          Y                N
       24             Wachovia             N                                                          Y                N
       26             Wachovia             N                                                          Y                N
       27             Wachovia             N                                                          Y                N
       30             Wachovia             N                                                          Y                N
       31             Wachovia             N        Residence Inn Portfolio #2                        Y                N
       32             Wachovia             N                                                          Y                N
       34             Wachovia             N        Residence Inn Portfolio #2                        Y                N
       35             Wachovia             N                                                          Y                N
       36             Wachovia             N                                                          Y                N
       37             Wachovia             N                                                          Y                N
       38             Wachovia             N                                                          Y                N
       39             Wachovia             N                                                          Y                N
       40             Wachovia             N                                                          Y                N
       41             Wachovia             N                                                          N                N
       42             Wachovia             N                                                          Y                N
       43             Wachovia             N                                                          Y                N
       44             Wachovia             N                                                          Y                N
       46             Wachovia             N                                                          Y                N
       47             Wachovia             N                                                          Y                N
       49             Wachovia             N                                                          Y                N
       51             Wachovia             N                                                          Y                N
       53             Wachovia             N                                                          Y                N
       54             Wachovia             N                                                          Y                N
       58             Wachovia             N        Extra Space Self Storage Portfolio #1             Y                N
       59             Wachovia             N        Residence Inn Portfolio #2                        Y                N
       61             Wachovia             N                                                          Y                N
       63             Wachovia             N                                                          Y                N
       64             Wachovia             N        Extra Space Self Storage Portfolio #2             Y                N
       65             Wachovia             N                                                          Y                N
       66             Wachovia             N                                                          Y                N
       67             Wachovia             N        ADG Portfolio                                     Y                N
      67.1
      67.2
      67.3
      67.4
      67.5
       72             Wachovia             N                                                          Y                N
       73             Wachovia             N                                                          Y                N
       74             Wachovia             N                                                          N                N
       75             Wachovia             N                                                          Y                N
       76             Wachovia             N                                                          Y                N
       77             Wachovia             N        Extra Space Self Storage Portfolio #1             Y                N
       78             Wachovia             N                                                          Y                N
       79             Wachovia             N                                                          Y                N
       81             Wachovia             N        Residence Inn Portfolio #2                        Y                N
       83             Wachovia             N        DIKA Portfolio                                    Y                N
       84             Wachovia             N        Extra Space Self Storage Portfolio #2             Y                N
       86             Wachovia             N        Extra Space Self Storage Portfolio #2             Y                N
       87             Wachovia             N        Extra Space Self Storage Portfolio #2             Y                N
       88             Wachovia             N        Extra Space Self Storage Portfolio #1             Y                N
       91             Wachovia             N        Extra Space Self Storage Portfolio #1             Y                N
       94             Wachovia             N        Residence Inn Portfolio #2                        Y                N
       95             Wachovia             N        Residence Inn Portfolio #2                        Y                N
       96             Wachovia             N        Extra Space Self Storage Portfolio #2             Y                N
       97             Wachovia             N                                                          N                N
       100            Wachovia             N                                                          Y                N
       102            Wachovia             N                                                          Y                N
       104            Wachovia             N                                                          Y                N
       105            Wachovia             N        Extra Space Self Storage Portfolio #2             Y                N
       106            Wachovia             N        Extra Space Self Storage Portfolio #1             Y                N
       108            Wachovia             N        Residence Inn Portfolio #2                        Y                N
       109            Wachovia             N        Extra Space Self Storage Portfolio #2             Y                N
       110            Wachovia             N                                                          Y                N
       111            Wachovia             N                                                          Y                N
       112            Wachovia             N        Extra Space Self Storage Portfolio #2             Y                N
       114            Wachovia             N                                                          Y                N
       115            Wachovia             N        Extra Space Self Storage Portfolio #1             Y                N
       116            Wachovia             N                                                          Y                N
      116.1
      116.2
       118            Wachovia             N        Extra Space Self Storage Portfolio #1             Y                N
       121            Wachovia             N        Extra Space Self Storage Portfolio #1             Y                N
       123            Wachovia             N        Extra Space Self Storage Portfolio #2             Y                N
       124            Wachovia             N        Residence Inn Portfolio #2                        Y                N
       126            Wachovia             N                                                          Y                N
       128            Wachovia             N        Extra Space Self Storage Portfolio #1             Y                N
       129            Wachovia             N        Extra Space Self Storage Portfolio #2             Y                N
       131            Wachovia             N                                                          Y                N
       132            Wachovia             N        Residence Inn Portfolio #2                        Y                N
       133            Wachovia             N        Residence Inn Portfolio #2                        Y                N
       135            Wachovia             N        ADG Portfolio                                     Y                N
       136            Wachovia             N        DIKA Portfolio                                    Y                N
       137            Wachovia             N        Extra Space Self Storage Portfolio #1             Y                N
       139            Wachovia             N                                                          Y                N
       142            Wachovia             N                                                          Y                N
      142.1
      142.2
       146            Wachovia             N                                                          Y                N
       150            Wachovia             N        Extra Space Self Storage Portfolio #2             Y                N
       152            Wachovia             N                                                          Y                N
       154            Wachovia             N        Residence Inn Portfolio #2                        Y                N
       155            Wachovia             N        Extra Space Self Storage Portfolio #2             Y                N
       156            Wachovia             N        ADG                                               Y                N
       159            Wachovia             N        Extra Space Self Storage Portfolio #1             Y                N
       160            Wachovia             N                                                          Y                N
       161            Wachovia             N        ADG Portfolio                                     Y                N
       164            Wachovia             N        Extra Space Self Storage Portfolio #1             Y                N
       165            Wachovia             N        Extra Space Self Storage Portfolio #1             Y                N
       169            Wachovia             N        Extra Space Self Storage Portfolio #1             Y                N
       170            Wachovia             N                                                          Y                N
       171            Wachovia             N        Morgan Real Estate Fund Portfolio                 Y                N
       172            Wachovia             N        Morgan Real Estate Fund Portfolio                 Y                N
       174            Wachovia             N                                                          Y                N
       177            Wachovia             N                                                          Y                N
       178            Wachovia             N                                                          Y                N
       179            Wachovia             N                                                          Y                N
       181            Wachovia             N        ADG Portfolio                                     Y                N
       183            Wachovia             N        Morgan Real Estate Fund Portfolio                 Y                N




                                       Interest                                Annual Deposit to
    Mortgage          Secured          Accrual                                    Replacement
   Loan Number         by LC            Method        Lockbox                       Reserve
----------------------------------------------------------------------------------------------------------------
        1                N            Actual/360       Day 1                        44,804
        2                N            Actual/360       Day 1                        145,200
        3                N            Actual/360       Day 1                        163,314
        4                N            Actual/360       Day 1
        6                N            Actual/360       Day 1
        7                N            Actual/360       Day 1                        41,241
        8                N            Actual/360       Day 1
        9                N            Actual/360       Day 1                        63,058
       10                N            Actual/360
       11                N            Actual/360
       12                N            Actual/360     Springing                      22,944
       13                N            Actual/360     Springing                      103,862
       14                N            Actual/360     Springing                      63,720
       15                N            Actual/360                                    38,355
       16                N            Actual/360     Springing                      717,306
       17                N            Actual/360                                    64,560
      17.1
      17.2
      17.3
      17.4
      17.5
      17.6
      17.7
      17.8
      17.9
      17.10
      17.11
       18                N            Actual/360                                    125,424
       19                N            Actual/360                                    32,593
      19.1
      19.2
      19.3
      19.4
      19.5
      19.6
      19.7
      19.8
      19.9
       21                N            Actual/360                                    10,404
       22                N            Actual/360                                    80,004
       23                N            Actual/360                                    23,800
       24                N            Actual/360     Springing                      54,000
       26                N            Actual/360                                    73,313
       27                N            Actual/360     Springing                      30,637
       30                N            Actual/360       Day 1                        22,883
       31                N            Actual/360
       32                N            Actual/360     Springing                      92,750
       34                N            Actual/360
       35                N            Actual/360                                    11,270
       36                N            Actual/360                                     9,096
       37                Y            Actual/360       Day 1
       38                N            Actual/360     Springing                      27,960
       39                N            Actual/360                                    25,257
       40                N            Actual/360                                    35,670
       41                N            Actual/360       Day 1                        18,276
       42                N            Actual/360                                    48,000
       43                N            Actual/360                                    58,100
       44                N            Actual/360                                    600,253
       46                N            Actual/360     Springing                      25,311
       47                N            Actual/360                                     4,571
       49                N            Actual/360                                     3,691
       51                N            Actual/360                                    53,250
       53                N            Actual/360     Springing                      21,576
       54                N            Actual/360
       58                N            Actual/360     Springing                      15,888
       59                N            Actual/360
       61                N            Actual/360                                    21,200
       63                Y            Actual/360
       64                N            Actual/360     Springing                      12,024
       65                N            Actual/360                                    11,996
       66                N            Actual/360                                     5,670
       67                N            Actual/360                                    13,100
      67.1
      67.2
      67.3
      67.4
      67.5
       72                N            Actual/360                                    59,760
       73                N            Actual/360                    TBD--reasonable discretion of Mortgagee
       74                N            Actual/360       Day 1                         4,944
       75                N            Actual/360
       76                N            Actual/360       Day 1                        33,824
       77                N            Actual/360     Springing                      14,112
       78                N            Actual/360                                    42,408
       79                N            Actual/360
       81                N            Actual/360
       83                N            Actual/360                                     5,318
       84                N            Actual/360     Springing                      11,004
       86                N            Actual/360     Springing                      10,188
       87                N            Actual/360     Springing                      13,896
       88                N            Actual/360     Springing                      12,852
       91                N            Actual/360     Springing                      11,064
       94                N            Actual/360
       95                N            Actual/360
       96                N            Actual/360     Springing                       8,544
       97                N            Actual/360
       100               N            Actual/360
       102               N            Actual/360
       104               N            Actual/360                                     4,880
       105               N            Actual/360     Springing                      10,260
       106               N            Actual/360     Springing                       8,748
       108               N            Actual/360
       109               N            Actual/360     Springing                       8,076
       110               N            Actual/360
       111               N            Actual/360                                     9,752
       112               N            Actual/360     Springing                      10,824
       114               N            Actual/360
       115               N            Actual/360     Springing                      10,116
       116               N            Actual/360                                    15,600
      116.1
      116.2
       118               N            Actual/360     Springing                       8,928
       121               N            Actual/360     Springing                      10,620
       123               N            Actual/360     Springing                       7,404
       124               N            Actual/360
       126               N            Actual/360                                     3,272
       128               N            Actual/360     Springing                       8,592
       129               N            Actual/360     Springing                      10,572
       131               N            Actual/360
       132               N            Actual/360
       133               N            Actual/360
       135               N            Actual/360                                     4,935
       136               N            Actual/360                                     3,797
       137               N            Actual/360     Springing                       8,952
       139               N            Actual/360                                    20,496
       142               N            Actual/360     Springing                       3,115
      142.1
      142.2
       146               N            Actual/360
       150               N            Actual/360     Springing                       6,216
       152               N            Actual/360     Springing                       6,471
       154               N            Actual/360
       155               N            Actual/360     Springing                       7,812
       156               N            Actual/360                                     5,760
       159               N            Actual/360     Springing                      10,536
       160               N            Actual/360     Springing                       4,114
       161               N            Actual/360                                    22,250
       164               N            Actual/360     Springing                      14,424
       165               N            Actual/360     Springing                      10,452
       169               Y            Actual/360     Springing                       7,308
       170               N            Actual/360                                     2,134
       171               N            Actual/360
       172               N            Actual/360
       174               N            Actual/360
       177               N            Actual/360                                     2,964
       178               N            Actual/360
       179               N            Actual/360                                     2,592
       181               N            Actual/360                                     1,250
       183               N            Actual/360


                   Initial Deposit
                      to Capital                      Ongoing
    Mortgage         Improvements    Initial TI/LC     TI/LC
   Loan Number         Reserve          Escrow       Footnote
------------------------------------------------------------------
        1               8,688         1,700,000         (4)
        2                                               (4)
        3                              984,714
        4
        6
        7               38,125
        8
        9               20,625
       10
       11
       12               38,125         800,000
       13
       14
       15                                               (4)
       16
       17              103,906
      17.1
      17.2
      17.3
      17.4
      17.5
      17.6
      17.7
      17.8
      17.9
      17.10
      17.11
       18
       19               14,219
      19.1
      19.2
      19.3
      19.4
      19.5
      19.6
      19.7
      19.8
      19.9
       21                              500,000          (4)
       22
       23                                               (4)
       24
       26
       27                                               (4)
       30                                               (4)
       31
       32              864,367
       34
       35
       36               6,250                           (4)
       37                                               (4)
       38               29,624
       39               5,000          800,000
       40               62,438
       41               16,973
       42
       43               78,450
       44
       46               9,375                           (4)
       47
       49
       51
       53
       54
       58
       59
       61
       63
       64
       65
       66
       67              125,280
      67.1
      67.2
      67.3
      67.4
      67.5
       72               3,125
       73
       74               42,750
       75
       76                              100,000          (4)
       77
       78
       79
       81
       83                                               (4)
       84
       86
       87
       88
       91
       94
       95
       96
       97                                               (4)
       100
       102
       104              1,313                           (4)
       105
       106
       108
       109
       110
       111              14,031
       112
       114              1,250
       115
       116              75,000
      116.1
      116.2
       118
       121
       123
       124
       126
       128
       129
       131
       132
       133
       135
       136              15,075                          (4)
       137
       139
       142                                              (4)
      142.1
      142.2
       146
       150
       152
       154
       155
       156              18,900
       159
       160
       161              1,688
       164
       165
       169
       170
       171                                              (4)
       172                                              (4)
       174
       177                                              (4)
       178              8,125
       179                                              (4)
       181
       183                                              (4)


(1) Two Mortgage Loans (loan numbrs 2 and 3), are part of a split loan structure and the related pari passu companion loans are not included in the trust fund with respect to these Mortgage Loans, unless otherwise specified, the calculation of Balance per SF, LTV ratios and DSC ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loans.

(2) Pursuant to the WBCMT 2005-C16 Prospectus Annex A-6 AON Payment Schedule, monthly debt service payments increase to coincide with applicable rent bumps.

(3) One Mortgage Loan (loan number 16), includes a non-pooled component of the trust which represents the Class EH certificate.

(4) In addition to any such escrows funded at loan closing for potential TI/LC, these Mortgage Loans require funds to be escrowed during some or all of the loan term for TI/LC expenses, which may be incurred during the loan term. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.